PUTNAM CLOSED-END PROXY

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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PUTNAM MANAGED MUNICIPAL INCOME TRUST
PUTNAM MASTER INTERMEDIATE INCOME TRUST
PUTNAM MUNICIPAL OPPORTUNITIES TRUST
PUTNAM PREMIER INCOME TRUST

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement,
if Other Than the Registrant)

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A message from Putnam Investments and the Trustees of the Putnam funds

Putnam Managed Municipal Income Trust
Putnam Master Intermediate Income Trust
Putnam Municipal Opportunities Trust
Putnam Premier Income Trust

A few minutes of your time now can help save time and expenses later.

Dear Fellow Shareholder:

We are asking for your vote on important matters affecting your investment in one or more of the Putnam closed-end funds. The Putnam closed-end funds will hold their annual shareholder meeting on April 26, 2019 in Boston, Massachusetts. We are asking you — and all shareholders — to consider and vote on the important matters described below.

You may vote conveniently by:

• Visiting the website listed on the proxy card.

• Calling by telephone, using the toll-free number listed on the proxy card.

• Mailing the enclosed proxy card — be sure to sign, date, and return the card in the enclosed postage-paid envelope.

Of course, you are also welcome to attend the annual shareholder meeting on April 26, 2019 and vote your shares in person with respect to the following matters:

1. Fixing the number of Trustees at 11 and electing Trustees. Shareholders of each fund are being asked to fix the number of Trustees at 11 and to elect Trustees at the upcoming annual meeting. Although Trustees do not manage fund portfolios, they play an important role in protecting shareholders. Trustees are responsible for approving the fees paid to your fund’s investment adviser and its affiliates, reviewing overall fund expenses, selecting the fund’s auditors, monitoring conflicts of interest, overseeing the fund’s compliance with federal securities laws, and voting proxies for the fund’s portfolio securities. All but one of your fund’s Trustees currently are independent of the fund and Putnam Investment Management, LLC (“Putnam Management”).

2. Converting Putnam Managed Municipal Income Trust to an open-end investment company and approving certain related amendments to its Declaration of Trust (Putnam Managed Municipal Income Trust shareholders only). Putnam Managed Municipal Income Trust’s governing documents require the fund to submit for a shareholder vote a proposal to convert the fund to an open-end investment company if the fund’s shares trade at a discount from net asset value (“NAV”) that exceeds a

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prescribed threshold over a specified time period. The Trustees recommend that shareholders of Putnam Managed Municipal Income Trust vote against converting the fund at this time. As discussed in this proxy statement, the Trustees believe that Putnam Managed Municipal Income Trust’s status as a closed-end fund offers potential investment benefits, including the ability to remain more fully invested in longer-term, higher-yielding securities and the ability to obtain leverage through the issuance of preferred shares. The Trustees do not believe that recent discount levels are currently a sufficient justification for abandoning the advantages of the closed-end structure through conversion to an open-end investment company.

Detailed information regarding these proposals may be found in the enclosed proxy statement.

Please vote today.

We encourage you to sign and return your proxy card today or, alternatively, to vote online or by telephone using the voting control number that appears on your proxy card. Delaying your vote will increase fund expenses if further mailings are required. Your shares will be voted on your behalf exactly as you have instructed. If you sign the proxy card without specifying your vote, your shares will be voted in accordance with the Trustees’ recommendations.

Your vote is extremely important. If you have questions, please call toll-free 1-800-967-4614 or contact your financial advisor.

We appreciate your participation and prompt response, and thank you for investing in the Putnam funds.

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Table of Contents

Notice of Annual Meeting of Shareholders	[ ]

Trustees’ Recommendations	[ ]

The Proposals	[ ]

1a. FIXING THE NUMBER OF TRUSTEES AT 11	[ ]

1b. ELECTING TRUSTEES	[ ]

2. CONVERTING PUTNAM MANAGED MUNICIPAL	[ ]
INCOME TRUST TO AN OPEN-END INVESTMENT
COMPANY AND APPROVING CERTAIN RELATED
AMENDMENTS TO ITS DECLARATION OF TRUST

Further Information About Voting and the Annual Meeting	[ ]

Fund Information	[ ]

PROXY CARD(S) ENCLOSED

If you have any questions, please call toll-free 1-800-967-4614 or call your financial advisor.

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting to be Held on April 26, 2019.

The proxy statement is available at https://www. putnam.com/static/pdf/email/putnamfunds2019-proxy-statement. pdf

Notice of Annual Meeting of Shareholders

To the Shareholders of:
PUTNAM MANAGED MUNICIPAL INCOME TRUST
PUTNAM MASTER INTERMEDIATE INCOME TRUST
PUTNAM MUNICIPAL OPPORTUNITIES TRUST
PUTNAM PREMIER INCOME TRUST

This is the formal agenda for your fund’s annual shareholder meeting. It tells you what proposals will be voted on and the time and place of the annual meeting, in case you wish to attend in person.

The annual meeting of shareholders of your fund will be held on April 26, 2019 at 11:00 a.m., Boston time, at the principal offices of the funds, 100 Federal Street, Boston, Massachusetts 02110, to consider the following proposals, in each case as applicable to the particular funds listed in the table below:

Proposal	Proposal Description	Affected Funds

1a.	Fixing the number of trustees at 11.	All funds

1b.	Electing Trustees.	All funds

2.	Converting Putnam Managed Municipal	Only Putnam Managed
	Income Trust to an open-end investment	Municipal Income Trust
company and approving certain related
amendments to its Declaration of Trust.

By Michael J. Higgins, Clerk, and by the Trustees

Kenneth R. Leibler, Chair

Liaquat Ahamed	Paul L. Joskow

Ravi Akhoury	Robert E. Patterson

Barbara M. Baumann	George Putnam, III

Katinka Domotorffy	Robert L. Reynolds

Catharine Bond Hill	Manoj P. Singh

In order for you to be represented at your fund’s annual shareholder meeting, we urge you to record your voting instructions over the Internet or by telephone or to mark, sign, date, and mail the enclosed proxy card(s) in the postage-paid envelope provided.

March 11, 2019

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Proxy Statement

This document gives you the information you need to vote on the proposals. Much of the information is required under rules of the Securities and Exchange Commission (the “SEC”); some of it is technical. If there is anything you don’t understand, please call toll-free 1-800-967-4614 or call your financial advisor.

Who is asking for your vote?

The enclosed proxy is solicited by the Trustees of Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust, and Putnam Premier Income Trust for use at each fund’s annual meeting of shareholders to be held on April 26, 2019 and, if your fund’s meeting is adjourned, at any later sessions, for the purposes stated in the Notice of Annual Meeting of Shareholders (see previous page). The Notice of Annual Meeting of Shareholders, the proxy card, and this proxy statement are being mailed beginning on or about March 11, 2019.

How do your fund’s Trustees recommend that shareholders vote on these proposals?

The Trustees recommend that you vote

1a. FOR fixing the number of Trustees at 11;

1b. FOR electing your fund’s nominees for Trustees;

2. AGAINST converting Putnam Managed Municipal Income Trust to an open-end investment company and approving certain related amendments to its Declaration of Trust (Putnam Managed Municipal Income Trust shareholders only).

Who is eligible to vote?

Shareholders of record of each fund at the close of business on February 5, 2019 (the “Record Date”) are entitled to be present and to vote at the annual meeting or, if it is adjourned, at any later sessions.

Each common shareholder and each preferred shareholder (if applicable) will be entitled to one vote for each share held, with fractional shares voting proportionately. For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, the only funds with outstanding preferred shares, the holders of preferred shares and holders of common shares for each fund will together vote as a single class, unless otherwise noted. Shares represented by your duly executed proxy card will be voted in accordance with your instructions. If you sign and return the proxy card but don’t fill in a vote, your shares will be voted in accordance with the Trustees’ recommendations. If any other business properly comes before your fund’s annual meeting, your shares will be voted at the discretion of the persons designated on the proxy card.

Shareholders of each fund vote separately with respect to each proposal. No proposal is contingent on the outcome of any other proposal.

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The Proposals

1a. FIXING THE NUMBER OF TRUSTEES AT 11

Each fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) states that shareholders shall fix the number of Trustees on the fund’s Board of Trustees (the “Board”) at each annual meeting. The Board, based on the recommendation of its Board Policy and Nominating Committee, recommends that shareholders fix the number of Trustees on your fund’s Board at 11. The Board also recommends that shareholders vote to elect its 11 Trustee nominees, as described below in Proposal 1b.

For each fund, if a quorum is present at the annual meeting, a plurality vote, meaning the greatest number of affirmative votes cast by shareholders, will fix the number of Trustees. In the case of Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, the holders of each fund’s common and preferred shares vote together as a single class.

The Trustees of your fund unanimously recommend that shareholders vote “FOR” fixing the number of Trustees at 11.

1b. ELECTING TRUSTEES

Who are the nominees for Trustees?

The Board Policy and Nominating Committee of the Board is responsible for recommending nominees for Trustees of your fund. The Board Policy and Nominating Committee consists solely of Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of your fund or of Putnam Management. Those Trustees who are not “interested persons” of your fund or of Putnam Management are referred to as “Independent Trustees” throughout this proxy statement.

Each fund’s Declaration of Trust requires that shareholders elect the fund’s Trustees by a plurality vote at the fund’s annual meeting. The Board, based on the recommendation of the Board Policy and Nominating Committee, recommends that you vote for the election of the nominees described in the following pages. Each nominee is currently a Trustee of your fund and of the other Putnam funds.

For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust only.

Pursuant to the Amended and Restated Bylaws of each fund and the 1940 Act, holders of the preferred shares of your fund, voting as a separate class, are entitled to elect two nominees for Trustees. Therefore, Messrs. Patterson and Putnam have been nominated to be elected as Trustees by the holders of the preferred shares, voting as a separate class, while the other 9 nominees have been nominated to be elected by the holders of the preferred shares and common shares voting together as a single class.

Biographical Information For The Funds’ Nominees.

The Board’s nominees for Trustees and their backgrounds are shown in the following pages. This information includes each nominee’s name, year of birth, principal occupation(s) during the past five years, and other information about the nominee’s professional background, including other directorships

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the nominee holds. Each Trustee oversees all of the Putnam funds and serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, retires, or is removed. The address of all of the Trustees is 100 Federal Street, Boston, Massachusetts 02110. As of December 31, 2018, there were 99 Putnam funds.

Independent Trustees

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Independent Trustees. Name,	Principal Occupation(s)	Other Directorships Held by Trustee
Address[1] , Year of Birth,	During Past 5 Years
Position(s) Held with Fund
and Length of Service as a
Putnam Fund Trustee[2]
Liaquat Ahamed (Born 1952),	Author; won Pulitzer	Trustee of the Brookings Institution (a nonprofit public
Trustee since 2012	Prize for Lords of	policy organization). Mr. Ahamed is also a director of
	Finance: The Bankers	the Rohatyn Group, an emerging-market fund complex
	Who Broke the World.	that manages money for institutions. Mr. Ahamed has
25 years experience in the management of fixed
income portfolios and was previously the Chief
Executive Officer of Fischer Francis Trees & Watts,
Inc., a fixed-income investment management
subsidiary of BNP Paribas. Mr. Ahamed holds a B.A.
in economics from Trinity College, Cambridge
University and an M.A. in economics from Harvard
University.
Ravi Akhoury (Born 1947),	Served as Chairman and	Director of English Helper, Inc. (a private software
Trustee since 2009	CEO of MacKay Shields	company). Mr. Akhoury previously served as Director
	(a multi-product	of Jacob Ballas Capital India (a non-banking finance
	investment management	company focused on private equity advisory services)
	firm) from 1992 to 2007.	and a member of its Compensation Committee. He
also served as Director and on the Compensation
Committee of MaxIndia/New York Life Insurance
Company in India. Mr. Akhoury is also a Trustee of the
Rubin Museum, serving on the Investment Committee.
Mr. Akhoury is a former Vice President and
Investment Policy Committee member of Fischer,
Francis, Trees & Watts, a fixed-income investment
management subsidiary of BNP Paribas. He previously
served on the Board of Bharti Telecom (an Indian
telecommunications company) and was a member of its
Audit and Compensation Committees. He also served
on the Board of Thompson Press (a publishing
company) and was a member of its Audit Committee.
Mr. Akhoury graduated from the Indian Institute of
Technology with a BS in Engineering and obtained an
MS in Quantitative Methods from SUNY at Stony
Brook.
Barbara M. Baumann (Born	President of Cross Creek	Director of Buckeye Partners, L.P. (a publicly traded
1955), Trustee since 2010	Energy Corporation, a	master limited partnership focused on pipeline
	strategic consultant to	transport, storage and distribution of petroleum
	domestic energy firms	products) and Devon Energy Corporation (a leading
	and direct investor in	independent natural gas and oil exploration and
	energy projects.	production company). She is the Chair of the Board of
Trustees of Mount Holyoke College, and serves on the
Finance Committee of the Children’s Hospital of
Colorado. She is the Treasurer of the Board of The
Denver Foundation, and chairs its Finance Committee.
Until September 2014, Ms. Baumann was a director of
UNS Energy Corporation (a publicly held electric and
gas utility in Arizona). Until May 2014, Ms. Baumann

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Independent Trustees. Name,	Principal Occupation(s)	Other Directorships Held by Trustee
Address[1] , Year of Birth,	During Past 5 Years
Position(s) Held with Fund
and Length of Service as a
Putnam Fund Trustee[2]
was a Director of SM Energy Corporation (a publicly
held U.S. exploration and production company). Until
May 2012, Ms. Baumann was a Director of CVR
Energy, Inc. (a publicly held petroleum refiner and
fertilizer manufacturer). Prior to 2003, she was
Executive Vice President of Associated Energy
Managers, LLC (a domestic private equity firm). From
1981 until 2000 she held a variety of financial and
operational management positions with the global
energy company Amoco Corporation and its successor,
BP. Ms. Baumann holds a B.A. from Mount Holyoke
College and an MBA from The Wharton School of the
University of Pennsylvania.
Katinka Domotorffy (Born	Voting member of the	Director of the Great Lakes Science Center, and of
1975), Trustee since 2012	Investment Committees of	College Now Greater Cleveland. Ms. Domotorffy
	the Anne Ray Foundation	holds a BSc in Economics from the University of
	and Margaret A. Cargill	Pennsylvania and an MSc in Accounting and Finance
	Foundation, part of the	from the London School of Economics.
Margaret A. Cargill
Philanthropies. Prior to
2012, Ms. Domotorffy
was Partner, Chief
Investment Officer, and
Global Head of
Quantitative Investment
Strategies at Goldman
Sachs Asset Management.
Catharine Bond Hill (Born	Managing Director of	Director of Yale-NUS College; Alumni Fellow to the
1954), Trustee since 2017	Ithaka S+R (a not-for-	Yale Corporation. Dr. Hill graduated from Williams
	profit service that helps	College, earned a bachelor’s degree and a master’s
	the academic community	degree at Brasenose College, Oxford University, and
	navigate economic and	completed her doctorate in economics at Yale
	technological change).	University.

From 2006 to 2016, Dr.
Hill served as the 10th
president of Vassar
College. Prior to 2006,
she was the provost of
Williams College.
Paul L. Joskow (Born 1947),	Dr. Joskow is the	Trustee of Yale University; a Director of Exelon
Trustee since 1997	Elizabeth and James	Corporation (an energy company focused on power
	Killian Professor of	services); and a Member of the Board of Overseers of
	Economics, Emeritus at	the Boston Symphony Orchestra. Prior to April 2013,
	the Massachusetts	he served as Director of TransCanada Corporation and
	Institute of Technology	TransCanada Pipelines Ltd. (energy companies focused

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Independent Trustees. Name,	Principal Occupation(s)	Other Directorships Held by Trustee
Address[1] , Year of Birth,	During Past 5 Years
Position(s) Held with Fund
and Length of Service as a
Putnam Fund Trustee[2]
	(MIT), where he joined	on natural gas transmission, oil pipelines, and power
	the faculty in 1972. He	services). Prior to August 2007, he served as a Director
	was the Head of the MIT	of National Grid (a U.K.-based holding company with
	Department of Economics	interests in electric and gas transmission and
	from 1994 to 1998 and	distribution and telecommunications infrastructure).
	the Director of the MIT	Prior to July 2006, he served as President of the Yale
	Center for Energy and	University Council. Prior to February 2005, he served
	Environmental Policy	on the board of the Whitehead Institute for Biomedical
	Research from 1999	Research (a non-profit research institution). Prior to
	through 2007. Dr. Joskow	February 2002, he was a Director of State Farm
	was the President of the	Indemnity Company (an automobile insurance
	Alfred P. Sloan	company), and prior to March 2000, he was a Director
	Foundation (a	of New England Electric System (a public utility
	philanthropic institution	holding company). Dr. Joskow holds a Ph.D. and a
	focused primarily on	M.Phil. from Yale University and a B.A. from Cornell
	research and education on	University.
issues related to science,
technology, and economic
performance) from 2008
to 2017.
Kenneth R. Leibler (Born	A founder and former	Until November 2010, Mr. Leibler was a Director of
1949), Trustee since 2006,	Chairman of the Boston	Ruder Finn Group (a global communications and
Vice Chair from 2016 to 2018	Options Exchange (an	advertising firm). Prior to December 2006, Mr. Leibler
and Chair since 2018	electronic market place	served as a Director of the Optimum Funds Group.
	for the trading of listed	Prior to October 2006, he served as a Director of ISO
	derivatives securities). He	New England (the organization responsible for the
	is currently Vice	operation of the electric generation system in the New
	Chairman Emeritus of the	England states). Prior to January 2005, Mr. Leibler
	Board of Trustees of Beth	served as Chairman and Chief Executive Officer of the
	Israel Deaconess Hospital	Boston Stock Exchange. Prior to 2000, he was a
	in Boston and a former	Director of the Investment Company Institute in
	Director of Beth Israel	Washington, D.C. Prior to January 2000, he served as
	Deaconess Care	President and Chief Executive Officer of Liberty
	Organization, an	Financial Companies (a publicly traded diversified
	accountable care group	asset management organization). Prior to June 1990,
	jointly owned by the	he served as President and Chief Operating Officer of
	medical center and its	the American Stock Exchange (AMEX). Prior to
	affiliated physicians	serving as AMEX President, he held the position of
	network. He is also	Chief Financial Officer, and headed its management
	Director of Eversource	and marketing operations. Mr. Leibler graduated with
	Corporation, which	a B.A. in Economics from Syracuse University.
operates New England’s
largest energy delivery
system.

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Independent Trustees. Name,	Principal Occupation(s)	Other Directorships Held by Trustee
Address[1] , Year of Birth,	During Past 5 Years
Position(s) Held with Fund
and Length of Service as a
Putnam Fund Trustee[2]

Robert E. Patterson (Born	Until 2017, Co-Chairman	Mr. Patterson is past Chairman and served as a Trustee
1945), Trustee since 1984	of Cabot Properties, Inc.	of the Joslin Diabetes Center. Prior to December 2001,
	(a private equity firm	Mr. Patterson served as the President and as a Trustee
	investing in commercial	of Cabot Industrial Trust (a publicly-traded real estate
	real estate) and Chairman	investment trust). He has also served as a Trustee of
	or Co-Chairman of the	the Sea Education Association. Prior to 1998, he was
	Investment Committees	Executive Vice President and Director of Acquisitions
	for various Cabot Funds.	of Cabot Partners Limited Partnership (a registered
	Mr. Patterson formerly	investment adviser involved in institutional real estate
	served as Senior Advisor	investments). Prior to 1990, he served as Executive
	to these entities. [3]	Vice President of Cabot, Cabot & Forbes Realty
Advisers, Inc. (the predecessor company of Cabot
Partners). Mr. Patterson practiced law and held
various positions in state government, and was the
founding Executive Director of the Massachusetts
Industrial Finance Agency. Mr. Patterson is a graduate
of Harvard College and Harvard Law School.
George Putnam, III (Born	Chairman of New	Director of The Boston Family Office, LLC (a
1951), Trustee since 1984	Generation Research, Inc.	registered investment advisor) and a Trustee of the
	(a publisher of financial	Marine Biological Laboratory. Until 2017, Mr. Putnam
	advisory and other	was a Trustee of Epiphany School. Until 2010, Mr.
	research services) and	Putnam was a Trustee of St. Mark’s School. Until
	President of New	2006, Mr. Putnam was a Trustee of Shore Country Day
	Generation Advisors,	School. Until 2002, he was a Trustee of the Sea
	LLC (a registered	Education Association. Mr. Putnam is a graduate of
	investment adviser to	Harvard College, Harvard Business School and
	private funds), which are	Harvard Law School.
firms he founded in 1986.
Prior to June 2007, Mr.
Putnam was President of
the Putnam Funds.
Manoj P. Singh (Born 1952),	Until 2015, chief	Director of Abt Associates (a global research firm
Trustee since 2017	operating officer and	working in the fields of health, social and
	global managing director	environmental policy, and international development);
	at Deloitte Touche	Trustee of Carnegie Mellon University; Trustee of the
	Tohmatsu, Ltd. (a global	Rubin Museum; Director of Pratham USA (an
	professional services	organization dedicated to children’s education in
	organization). He served	India); member of the advisory board of Altimetrik (a
	on the Deloitte U.S. board	business transformation and technology solutions
	of directors and the	firm); and Director of DXC Technology (a global IT
	boards of Deloitte	services and consulting company). Mr. Singh holds a
	member firms in China,	bachelor’s degree in electrical engineering from the
	Mexico and Southeast	Indian Institute of Technology and an MS in industrial
	Asia.	administration from Carnegie Mellon University.

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Independent Trustees. Name,	Principal Occupation(s)	Other Directorships Held by Trustee
Address[1] , Year of Birth,	During Past 5 Years
Position(s) Held with Fund
and Length of Service as a
Putnam Fund Trustee[2]
Interested Trustees

*Robert L. Reynolds (Born	President and Chief	Director of several not-for-profit boards, including
1952), Trustee since 2008	Executive Officer of	West Virginia University Foundation, the Concord
	Putnam Investments since	Museum, Dana-Farber Cancer Institute, Massachusetts
	2008 and, since 2014,	Competitive Partnership (Chairman), and Boston
	President and Chief	Chamber of Commerce. He is a member of the Chief
	Executive Officer of	Executives Club of Boston, the National Innovation
	Great-West Financial, a	Initiative, the Massachusetts General Hospital
	financial services	President’s Council, and the Council on
	company that provides	Competitiveness, and he is a former President of the
	retirement savings plans,	Commercial Club of Boston. Prior to 2008, he served
	life insurance, and annuity	as a Director of FMR Corporation, Fidelity
	and executive benefits	Investments Insurance Ltd., Fidelity Investments
	products, and of Great-	Canada Ltd., and Fidelity Management Trust Company
	West Lifeco U.S. Inc., a	and as a Trustee of the Fidelity Family of Funds. Mr.
	holding company that	Reynolds received a B.S. in Business Administration
	owns Putnam Investments	with a major in Finance from West Virginia University.
and Great-West Financial.
Member of Putnam
Investments’ and Great-
West Financial’s Board of
Directors. Prior to joining
Putnam Investments in
2008, Mr. Reynolds was
Vice Chairman and Chief
Operating Officer of
Fidelity Investments from
2000 to 2007.

1 The address of each Trustee is 100 Federal Street, Boston, MA 02110. As of December 31, 2018, there were 99 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, retirement during the year he or she reaches age 75, death or removal.

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3 On March 23, 2016, Great-West Financial, a company under common control with Putnam Investments, LLC and of which Mr. Reynolds is the Chief Executive Officer, entered into a loan agreement as the lending party with Cabot Industrial Core Fund Operating Partnership, L.P (“Cabot OP”), the guarantor for a collection of six borrowing parties, each being a limited liability company wholly owned by Cabot OP. The loan is intended to provide long-term financing in the form of a 7 year loan totaling $72.25 million to Cabot Industrial Core Fund, L.P. (the “Cabot Fund”). Cabot OP is an entity through which the Cabot Fund holds certain investments. The interest rate for the loan is 3.48%. Mr. Patterson may be deemed to have had an indirect interest in the transaction, or an indirect relationship with Great-West Financial, through his former position as an officer of Cabot OP and as the former Co-Chairman of the Investment Committee of the Cabot Fund, which approved the proposed loan on behalf of the borrowing parties. Prior to his retirement on March 15, 2017, Mr. Patterson had an 18.3% ownership interest in Cabot Properties, Inc., the highest controlling entity of Cabot OP, and was also a 14.3% partner in Cabot Properties, L.P., the asset manager of the Cabot Fund. Upon his retirement, pursuant to the terms of the governing agreements of Cabot Properties, Inc. and Cabot Properties, L.P., Mr. Patterson ceased to have any rights as a stockholder or partner, except with respect to his right to receive payment.

*Trustee who is an “interested person” (as defined in the 1940 Act) of the fund and Putnam Management. Mr. Reynolds is deemed an “interested person” by virtue of his positions as an officer of the fund and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds.

Most of the Trustees have served on the Board for many years. The Board Policy and Nominating Committee is responsible for recommending proposed nominees for election to the Board of Trustees for its approval. In recommending the election or appointment of the current Board members as Trustees, the Committee generally considered the educational, business and professional experience of each Trustee in determining his or her qualifications to serve as a Trustee of the fund, including the Trustee’s record of service as a director or trustee of public and private organizations. This included each Trustee’s previous service as a member of the Board of Trustees of the Putnam funds, during which he or she has demonstrated a high level of diligence and commitment to the interests of fund shareholders and the ability to work effectively and collegially with other members of the Board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Trustees.

Independent Trustees:

Liaquat Ahamed — Mr. Ahamed’s experience as Chief Executive Officer of a major investment management organization and as head of the investment division at the World Bank, as well as his experience as an author of economic literature.

Ravi Akhoury — Mr. Akhoury’s experience as Chairman and Chief Executive Officer of a major investment management organization.

Barbara M. Baumann — Ms. Baumann’s experience in the energy industry as a consultant, an investor, and in both financial and operational management positions at a global energy company, and her service as a director of multiple New York Stock Exchange companies.

Katinka Domotorffy — Ms. Domotorffy’s experience as Chief Investment Officer and Global Head of Quantitative Investment Strategies at a major asset management organization.

Catharine Bond Hill — Dr. Hill’s education and experience as an economist and as president and provost of colleges in the United States.

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Paul L. Joskow — Dr. Joskow’s education and experience as a professional economist familiar with financial economics and related issues and his service on multiple for-profit boards.

Kenneth R. Leibler — Mr. Leibler’s extensive experience in the financial services industry, including as Chief Executive Officer of a major asset management organization, and his service as a director of various public and private companies.

Robert E. Patterson — Mr. Patterson’s training and experience as an attorney and his experience as President of a New York Stock Exchange company.

George Putnam, III — Mr. Putnam’s training and experience as an attorney, his experience as the founder and Chief Executive Officer of an investment management firm and his experience as an author of various publications on the subject of investments.

Manoj P. Singh — Mr. Singh’s experience as Chief Operating Officer and global managing director of a global professional services organization that provided accounting, consulting, tax, risk management, and financial advisory services.

Interested Trustee:

Robert L. Reynolds — Mr. Reynolds’s extensive experience as a senior executive of one of the largest mutual fund organizations in the United States and his current role as the President and Chief Executive Officer of Putnam Investments.

Each of the nominees has agreed to serve as a Trustee, if elected. If any nominee is unavailable for election at the time of the annual meeting, which is not anticipated, the persons designated on the proxy card may vote for other nominees at their discretion or may fix the number of Trustees at fewer than 11 for your fund.

What are the Trustees’ responsibilities?

Your fund’s Trustees are responsible for the general oversight of your fund’s affairs. The Trustees regularly review your fund’s investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration and shareholder servicing. Currently, Putnam Management and its affiliates provide administrative services to your fund. At least annually, the Trustees review and evaluate the fees and operating expenses paid by your fund for these services and negotiate changes if they deem it appropriate. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund’s auditors, independent counsel and other experts as appropriate, selected by and responsible to the Trustees.

Board Leadership Structure. Currently, 10 of the 11 Trustees of your fund are Independent Trustees. These Independent Trustees must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties. The role of the Independent Trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund’s Independent Trustees meet regularly as a group in executive session (i.e. ,

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without representatives of Putnam Management or its affiliates present). An Independent Trustee currently serves as chair of the Board.

Board Committees. Taking into account the number, the diversity, and the complexity of the funds overseen by the Board and the aggregate amount of assets under management, your fund’s Trustees have determined that the efficient conduct of the Board’s affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The Executive Committee, Audit, Compliance and Distributions Committee, and Board Policy and Nominating Committee are authorized to take action on certain matters as specified in their charters or in policies and procedures relating to the governance of the funds; with respect to other matters, these committees review and evaluate and make recommendations to the Trustees as they deem appropriate. The other committees also review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund’s independent staff, independent counsel and independent registered public accountants as well as other experts. The committees meet as often as appropriate, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chair of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee. Each committee is chaired by an Independent Trustee and, except as noted below, the membership and chairs of each committee consist exclusively of Independent Trustees.

The Trustees have determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the funds’ affairs. While risk management is the primary responsibility of the funds’ investment manager, the Trustees receive reports and presentations regarding investment risks, compliance risks and other risks. The Board and certain committees also meet periodically with the funds’ Chief Compliance Officer to receive compliance reports. In addition, the Board and its Investment Oversight Committees meet periodically with the portfolio managers of the funds to receive reports regarding the management of the funds. The Board’s committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the funds and to discuss with the funds’ investment manager how it monitors and controls risks.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect your fund can be identified in advance; that it may not be practical or cost-effective to eliminate or to mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve your fund’s investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.

Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee provides oversight on matters relating to the preparation of the Putnam funds’ financial statements, compliance matters, internal audit functions, and Codes of Ethics issues. This oversight is discharged by regularly meeting with management and the funds’ independent registered public accountants and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent registered public accountants, including their independence. The Committee also oversees all dividends and

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distributions by the funds. The Committee makes recommendations to the Trustees of the funds regarding the amount and timing of distributions paid by the funds, and determines such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommendations for distributions, and meets regularly with representatives of Putnam Management to review the implementation of these policies and procedures. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. Information about the fees billed to the fund by the funds’ registered public accountant, as well as information about the Committee’s pre-approval policies relating to the work performed by the funds’ registered public accountant, is included on pages [ ] of this proxy statement. Each member of the Committee is an Independent Trustee. Each member of the Committee also is “independent,” as that term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the listing standards of the New York Stock Exchange. The Board has adopted a written charter for the Committee, a current copy of which is available at www. putnam. com/about - putnam/ . The Committee currently consists of Mses. Baumann (Chair) and Domotorffy, and Messrs. Akhoury, Patterson, and Singh.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Committee will consider nominees for Trustee recommended by shareholders of a fund provided that such recommendations are submitted by the date disclosed in the fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the Exchange Act. The Committee also reviews policy matters affecting the operation of the Board and its independent staff. In addition, the Committee oversees the voting of proxies associated with portfolio investments of the funds with the goal of ensuring that these proxies are voted in the best interest of the funds’ shareholders. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee is composed entirely of Independent Trustees and currently consists of Dr. Joskow (Chair), Messrs. Leibler, Patterson, and Putnam, and Ms. Baumann.

Brokerage Committee. The Brokerage Committee reviews the Putnam funds’ policies regarding the execution of portfolio trades and Putnam Management’s practices and procedures relating to the implementation of those policies. The Committee reviews periodic reports on the cost and quality of execution of portfolio transactions and the extent to which brokerage commissions have been used (i) by Putnam Management to obtain brokerage and research services generally useful to it in managing the portfolios of the funds and of its other clients, and (ii) by the funds to pay for certain fund expenses. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Ahamed (Chair), Leibler, and Putnam, and Drs. Hill and Joskow.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the Putnam funds, (ii) the expenditure of the open-end funds’ assets for distribution purposes pursuant to Distribution Plans of the open-end Putnam funds, and (iii) the engagement of other persons to provide

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material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee also reviews the proposed organization of new fund products, proposed structural changes to existing funds, and matters relating to closed-end funds. The Committee reports and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Putnam (Chair), Ahamed, and Leibler, and Drs. Hill and Joskow.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the Putnam funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to review annual and ongoing goals, objectives and priorities for the Board and to facilitate coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the funds. The Committee currently consists of Messrs. Leibler (Chair) and Putnam, and Ms. Baumann.

Investment Oversight Committees. The Investment Oversight Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the funds in light of their stated goals and policies. The Committees seek to identify any compliance issues that are unique to the applicable categories of funds and work with the appropriate Board committees to ensure that any such issues are properly addressed. Investment Oversight Committee A currently consists of Mses. Domotorffy (Chair) and Baumann, Messrs. Leibler and Putnam, and Drs. Hill and Joskow. Investment Oversight Committee B currently consists of Messrs. Akhoury (Chair), Patterson, Reynolds, and Singh.

Pricing Committee. The Pricing Committee oversees the valuation of assets of the Putnam funds and reviews the funds’ policies and procedures for achieving accurate and timely pricing of fund shares. The Committee also oversees implementation of these policies, including fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee also oversees compliance by money market funds with Rule 2a-7 under the 1940 Act and the correction of occasional pricing errors. The Committee also reviews matters related to the liquidity of portfolio holdings. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Singh (Chair), Akhoury, and Patterson, and Mses. Baumann and Domotorffy.

How large a stake do the Trustees have in the Putnam family of funds?

The Trustees allocate their investments among the Putnam funds based on their own investment needs. The table below shows the number of shares of each fund beneficially owned by each nominee for Trustee, as well as the value of each nominee’s holdings in each fund and in all of the Putnam funds as of December 31, 2018. As a group, the Trustees owned shares of the Putnam funds valued at approximately $63 million, as of December 31, 2018.

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Trustees/	Dollar	Fund Shares	Dollar	Fund Shares	Dollar Range	Fund Shares	Dollar	Fund Shares
Officers	Range of	Beneficially	Range of	Beneficially	of Fund	Beneficially	Range of	Beneficially
	Fund Shares	Owned	Fund	Owned	Shares	Owned	Fund Shares	Owned
	Owned		Shares		Owned		Owned
			Owned
	Putnam Managed		Putnam Master		Putnam Municipal		Putnam Premier Income
	Municipal Income Trust		Intermediate Income Trust		Opportunities Trust		Trust

Liaquat	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000
Ahamed

Ravi	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000
Akhoury

Barbara M.	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000
Baumann

Katinka	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000
Domotorffy

Catharine	$0	0.0000	$0	0.0000	$0	0.0000	$0	0.0000
Bond Hill[1]

Paul L.	$1-$10,000	195.0000	$1-$10,000	100.0000	$1-$10,000	387.0000	$1-$10,000	201.0000
Joskow

Kenneth R.	$1-$10,000	195.0000	$1-$10,000	100.0000	$1-$10,000	287.0000	$1-$10,000	100.0000
Leibler

Robert E.	$1-$10,000	587.0000	$1-$10,000	587.0000	$1-$10,000	655.0000	$1-$10,000	803.0000
Patterson

George	$10,001-		$10,001-		$10,001-		$10,001-
		3,815.0000		2,178.0000		3,788.0000		2,505.0000
Putnam, III	$50,000		$50,000		$50,000		$50,000

Robert L.	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000	$1-$10,000	100.0000
Reynolds

Manoj P.	$0	0.0000	$0	0.0000	$0	0.0000	$0	0.0000
Singh[1]

Trustees and	$10,001-		$10,001-		$50,001-		$10,001-
Officers as a		5,292.0000		3,465.0000		5,617.0000		4,109.0000
group	$50,000		$50,000		$100,000		$50,000

1 Dr. Hill and Mr. Singh were appointed to the Board of Trustees effective March 16, 2017.

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Name of Trustee/Nominee	Aggregate Dollar Range of Shares Held in All
of the Putnam funds Overseen by Trustee
Liaquat Ahamed	Over $100,000
Ravi Akhoury	Over $100,000
Barbara M. Baumann	Over $100,000
Katinka Domotorffy	Over $100,000
Catharine Bond Hill[1]	Over $100,000
Paul L. Joskow	Over $100,000
Kenneth R. Leibler	Over $100,000
Robert E. Patterson	Over $100,000
George Putnam, III	Over $100,000
Manoj P. Singh[1]	$0.00
Robert L. Reynolds	Over $100,000

1 Dr. Hill and Mr. Singh were appointed to the Board of Trustees effective March 16, 2017.

As of December 31, 2018, none of the Trustees owned any preferred shares of Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust. As of December 31, 2018, to the knowledge of your fund, each Trustee, and the officers and Trustees of the fund as a group, owned less than 1% of each fund’s outstanding common shares.

How can shareholders communicate with the Trustees?

The Board provides a process for shareholders to send communications to the Trustees. Shareholders may direct communications to the Board as a whole or to specified individual Trustees by submitting them in writing to the following address:

The Putnam Funds
Attention: “Board of Trustees” or any specified Trustee(s)
100 Federal Street
Boston, Massachusetts 02110

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Written communications must include the shareholder’s name, be signed by the shareholder, refer to the Putnam fund(s) in which the shareholder holds shares and include the class and number of shares held by the shareholder as of a recent date.

Representatives of the funds’ transfer agent will review all communications sent to Trustees and, as deemed appropriate, will provide copies and/or summaries of communications to the Trustees.

How often do the Trustees meet?

The Trustees currently hold regular in-person meetings eight times each year, usually over a two-day period, to review the operations of the Putnam funds. A portion of these meetings is devoted to meetings of various committees of the Board that focus on particular matters. Each Independent Trustee generally attends several formal committee meetings during each regular meeting of the Trustees, including meetings with senior investment personnel and portfolio managers to review recent performance and the current investment climate for selected funds. These meetings ensure that fund performance is reviewed in detail on at least an annual basis. The committees of the Board, including the Executive Committee, may also meet on special occasions as the need arises. During calendar year 2018, the average Trustee participated in approximately 35 committee and Board meetings.

The number of times each committee met during calendar year 2018 is shown in the table below:

Audit, Compliance and Distributions Committee	11
Board Policy and Nominating Committee	7
Brokerage Committee	5
Contract Committee	8
Executive Committee	1
Investment Oversight Committee A	7
Investment Oversight Committee B	7
Pricing Committee	8

The funds do not have a formal policy with respect to Trustee attendance at shareholder meetings. While various Trustees may attend shareholder meetings from time to time, your fund’s Trustees did not attend the last annual meeting of your fund. The Trustees are generally represented at shareholder meetings by their independent staff and independent counsel.

What are some of the ways in which the Trustees represent shareholder interests?

Among other ways, the Trustees seek to represent shareholder interests:

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· by reviewing your fund’s investment performance with your fund’s investment personnel;

· by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;

· by reviewing the quality of the various other services provided to your fund and its shareholders by Putnam Management and its affiliates;

· by reviewing in depth the fees paid by each fund and by negotiating with Putnam Management, if appropriate, to ensure that the fees remain reasonable and competitive with those of comparable funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

· by reviewing brokerage costs and fees, allocations among brokers and soft dollar expenditures (if applicable);

· by discussing shareholder outreach initiatives with senior management of Putnam Management;

· by reviewing the specific concerns of closed-end fund shareholders;

· by monitoring potential conflicts of interest between the Putnam funds, including your fund, and Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

· by monitoring potential conflicts among funds managed by Putnam Management to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

What are the Trustees paid for their services?

Each Independent Trustee of the funds receives an annual retainer fee and additional fees for each Trustee meeting attended and for certain related services. Independent Trustees also are reimbursed for expenses they incur relating to their service as Trustees. All of the current Independent Trustees of the funds are Trustees of all of the Putnam funds.

The Trustees periodically review their fees to ensure that the fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees of the funds, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per regular Trustee meeting.

Under a Retirement Plan in effect for Trustees of the Putnam funds elected to the Board before 2003 (the “Plan”), each eligible Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee’s total years of service.

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The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the Board after 2003.

The following table includes the year each Trustee became a Trustee of the Putnam funds, the fees paid to each of those Trustees by each fund included in this proxy statement for its most recent fiscal year (ended prior to December 31, 2018) and the fees paid to each of those Trustees by all of the Putnam funds during calendar year 2018.

		Pension or		Pension or		Pension or		Pension or
		retirement		retirement		retirement		retirement
	Aggregate	benefits	Aggregate	benefits	Aggregate	benefits	Aggregate	benefits
	compensation	accrued as part	compensation	accrued as part	compensation	accrued as part	compensation	accrued as part
Trustees/	from the fund	of fund	from the fund	of fund	from the fund	of fund	from the fund	of fund
Officers	($)	expenses ($)	($)	expenses ($)	($)	expenses ($)	($)	expenses ($)
	Putnam Managed		Putnam Master		Putnam Municipal		Putnam Premier Income
	Municipal Income Trust		Intermediate Income Trust		Opportunities Trust		Trust

Liaquat
Ahamed /	1,604	N/A	1,058	N/A	1,980	N/A	2,351	N/A
2012(3)

Ravi
Akhoury /	1,636	N/A	1,079	N/A	2,020	N/A	2,396	N/A
2009

Barbara M.
Baumann /	1,762	N/A	1,162	N/A	2,178	N/A	2,582	N/A
2010(3)

Jameson A.
Baxter /	1,636	N/A	1,079	N/A	2,020	N/A	2,396	N/A
1994(3)(8)

Katinka
Domotorff	1,636	N/A	1,079	N/A	2,020	N/A	2,396	N/A
y / 2012(3)

Catharine
Bond Hill /	1,636	N/A	1,079	N/A	2,020	N/A	2,396	N/A
2017

Paul L.
Joskow /	1,955	N/A	1,236	N/A	2,209	N/A	2,746	N/A
1997(3)

Kenneth R.
Leibler /	1,636	N/A	1,079	N/A	2,020	N/A	2,396	N/A
2006

Robert E.
Patterson /	1,697	N/A	1,120	N/A	2,101	N/A	2,488	N/A
1984

George
Putnam, III	1,604	N/A	1,057	N/A	1,982	N/A	2,349	N/A
/ 1984

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Manoj P.
Singh /	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017
Robert L.
Reynolds /	1,604	N/A	1,058	N/A	1,980	N/A	2,351	N/A
2008(6)

	Estimated annual benefits from all Putnam
Trustees/Year	funds upon retirement ($)(1)	Total compensation from all Putnam funds ($)(2)
Liaquat Ahamed/2012(3)	N/A	$318,750
Ravi Akhoury/2009	N/A	$325,000
Jameson A. Baxter/1994(3)(8)	N/A	$328,594
Barbara M. Baumann/2010(3)(4)	N/A	$350,000
Katinka Domotorffy /2012(3)	N/A	$325,000
Catharine Bond Hill / 2017	N/A	$325,000
Paul L. Joskow/1997(3)	$113,417	$325,000
Kenneth R. Leibler/2006 (5)	N/A	$395,000
Robert E. Patterson/1984	$106,542	$325,000
George Putnam, III/1984 (6)	$130,333	$337,500
Manoj P. Singh	N/A	$318,750
Robert L. Reynolds/2008(7)	N/A	N/A

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of December 31, 2018, there were 99 funds in the Putnam family.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of each fund’s fiscal year ended prior to December 31, 2018, no amounts of deferred compensation were payable, including income earned on such amounts, to these Trustees by these funds.

(4) Includes additional compensation to Ms. Baumann for service as Chair of the Audit, Compliance and Distributions Committee.

(5) Includes additional compensation to Mr. Leibler for service as Chair of the Trustees of the Putnam funds.

(6) Includes additional compensation to Mr. Putnam for service as Chair of the Contract Committee.

(7) Mr. Reynolds is an “interested person” of the funds and Putnam Management.

(8) Ms. Baxter retired from the Board of Trustees on June 30, 2018.

Why should you vote for your fund’s nominees?

Your current Trustees are independent, experienced, and highly qualified fiduciaries who exercise strong fund governance practices.

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Independent

• The Chair of your fund, Kenneth R. Leibler, is independent of Putnam Management and has served on the Board for 12 years. He also has extensive experience in the financial services industry, including as Chief Executive Officer of a major asset management organization, and has served as a director of various public and private companies;

• 10 of the 11 Trustee nominees are independent of Putnam Management; and

• The Independent Trustees are assisted by an independent administrative staff and legal counsel who are selected by the Independent Trustees and are independent of Putnam Management.

Highly Qualified

• The Trustees have significant current and past related industry experience, and have a demonstrated history of actively pursuing the interests of fund shareholders;

• The Board includes individuals with substantial professional accomplishments and prior experience in a variety of fields, including investment management, economics, finance, energy, professional services and real estate; and

• The Board has taken actions that directly benefit shareholders — liquidity events such as mergers and tender offers when in the best interests of all shareholders; a share repurchase program that has made a meaningful contribution to investment return; a significant decrease in 2006 in management fee rates for certain Putnam funds; and various efforts to improve shareholder relations.

Strong Governance Practices

• The Board includes a combination of long-tenured and newer members, bringing diverse perspectives to fund oversight;

• The Board has a well-established committee and oversight structure for the Putnam funds, which has been developed over a long period of time; and

• The funds do not have a staggered board structure or other takeover defenses. Every Trustee stands for election at each annual meeting of shareholders.

What is the voting requirement for electing Trustees?

For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, if a quorum of preferred shares is present at the annual meeting, the two nominees for election as Trustees by the holders of the preferred shares, voting as a separate class, who receive a plurality vote, meaning the greatest number of affirmative votes cast by holders of the preferred shares, will be elected Trustees and, if a quorum is present, the applicable number of nominees (see Proposal 1a) for election as Trustees by the holders of the preferred shares and common shares, voting together as a single class, who receive a plurality vote, meaning the greatest number of affirmative votes cast by the holders of the preferred shares and common shares voting together as a single class, will be elected as Trustees.

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For Putnam Master Intermediate Income Trust and Putnam Premier Income Trust, if a quorum is present at the annual meeting, the applicable number of nominees (see Proposal 1a) for election as Trustees who receive a plurality vote, meaning the greatest number of affirmative votes cast by shareholders, will be elected as Trustees.

The Trustees unanimously recommend that shareholders vote “FOR” the election of your fund’s nominees.

2. CONVERTING PUTNAM MANAGED MUNICIPAL INCOME TRUST TO AN OPEN-END INVESTMENT COMPANY AND APPROVING CERTAIN RELATED AMENDMENTS TO ITS DECLARATION OF TRUST

What is this proposal?

Shareholders of Putnam Managed Municipal Income Trust will have the opportunity to vote at the meeting on the question of whether Putnam Managed Municipal Income Trust should be converted from a closed-end fund to an open-end fund. If the conversion is approved, Putnam Managed Municipal Income Trust’s shares would become redeemable directly by the fund at NAV, eliminating any discount of market price to NAV. In order to address the organizational changes necessitated by converting from a closed-end fund to an open-end fund, approval of this proposal would also authorize the Trustees to make such amendments to Putnam Managed Municipal Income Trust’s Declaration of Trust as they may deem necessary or appropriate, generally with a view to conforming the fund’s Declaration of Trust to the forms used by Putnam open-end funds.

Why is this question being submitted to shareholders?

As described further below, as a closed-end fund, Putnam Managed Municipal Income Trust’s shares are bought and sold in the securities markets at prevailing prices, which may be equal to, less than, or greater than NAV per share. Putnam Managed Municipal Income Trust’s Declaration of Trust requires that its shareholders be given the opportunity to vote on a proposal to convert the fund from a closed-end fund to an open-end fund if the fund’s common shares have traded at an average discount of more than 10% from its NAV per share during the last twelve calendar weeks of the preceding fiscal year (measured as of the last trading day in each week). The average discount from NAV per share at which Putnam Managed Municipal Income Trust’s shares traded for the 12 weeks ended October 31, 2018 was –10.39%, thereby requiring this proposal to be submitted to shareholders.

In accordance with its Declaration of Trust, Putnam Managed Municipal Income Trust has previously submitted identical proposals to shareholders at the shareholders’ annual meetings held on the dates appearing in the table below, most recently in 2015. Each proposal failed to obtain the necessary vote as follows (the affirmative vote of a majority of outstanding shares would have been required in order to pass the proposal):

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			Percentage of Shares	Percentage of Shares
	Then-Outstanding	Then-Outstanding	Voting In Favor	Voting Against
	Shares Voting	Shares Voting In
Date of Vote	Against	Favor

April 23, 2015	35.26%	6.12%	[ ]%	[ ]%

October 31, 2007	32.19%	6.30%	[ ]%	[ ]%

October 28, 2005	33.48%	9.06%	[ ]%	[ ]%

What do the Trustees recommend?

The Trustees of Putnam Managed Municipal Income Trust believe that the continued operation of the fund as a closed-end fund is in the best long-term interests of the fund’s shareholders. Accordingly, the Trustees of Putnam Managed Municipal Income Trust unanimously recommend that its shareholders vote “AGAINST” this proposal.

Why are the Trustees recommending a vote against this proposal?

At a meeting of the Board of Trustees held on January 24 and 25, 2019, the Trustees considered the following factors in recommending a vote against converting Putnam Managed Municipal Income Trust to an open-end fund:

Shareholders consciously chose a closed-end investment vehicle. The Trustees presume that shareholders consciously chose to invest in Putnam Managed Municipal Income Trust from among a broad array of investment products available in the marketplace, including many open-end funds, investing in similar asset classes, with an understanding of the potential advantages and disadvantages of the closed-end structure. Since the common shares of Putnam Managed Municipal Income Trust are traded on the New York Stock Exchange, shareholders of the fund are able to trade their shares freely throughout the day in response to their individual needs and market developments. As a general matter, absent extraordinary circumstances, the Trustees do not believe it is appropriate to disturb a fundamental investment choice made by shareholders. In this regard, the Trustees considered that, each time an identical proposal to convert Putnam Managed Municipal Income Trust from closed-end to open-end status was submitted to shareholders in the past, sufficient votes for approval were not obtained.

Investment advantages associated with closed-end structure. The Trustees believe that Putnam Managed Municipal Income Trust’s closed-end status provides inherent investment advantages not available to open-end fund investors:

• Lower transaction costs (relating to sales and redemptions). As a closed-end fund, Putnam Managed Municipal Income Trust has a stable pool of capital, and does not experience the cash flows associated with sales and redemptions of open-end fund shares. Such cash flows can create transaction costs that are borne by shareholders. These transaction costs include the costs associated with buying securities following shareholder subscriptions into the fund and the costs associated with selling securities to meet shareholder redemptions.

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• More assets at work; fund can be more fully invested. Because Putnam Managed Municipal Income Trust’s shares are not redeemable like an open-end fund’s shares, Putnam Managed Municipal Income Trust is not required to hold cash and/or short-term, lower-yielding investments in anticipation of possible redemptions, and generally can be more fully invested in securities that Putnam Management believes are appropriate for the fund. In addition, because Putnam Managed Municipal Income Trust is not engaged in a continuous offering of shares like an open-end fund, it is not required to accept cash subscriptions that may require temporary investment in cash and/or short-term, lower-yielding investments, pending investment in securities that Putnam Management believes are appropriate for the fund.

• Enhanced investment flexibility with respect to “illiquid” securities. Because they are required to maintain the ability to honor redemption requests, open-end funds are prohibited by the 1940 Act from investing more than 15% of their assets in illiquid securities. Closed-end funds such as Putnam Managed Municipal Income Trust are not subject to this restriction, although generally the fund has not utilized this flexibility to a significant extent. Illiquid securities may offer attractive investment returns to investors, such as closed-end funds, that are able to hold these securities long term.

Performance relative to comparable open-end fund. Putnam Management has advised the Trustees of its belief that Putnam Managed Municipal Income Trust may be viewed as comparable to Putnam Tax-Free High Yield Fund, an open-end fund managed by Putnam Management, as described further below. Putnam Management has noted to the Trustees that this comparison is instructive because Putnam Managed Municipal Income Trust has employed since inception an investment strategy that is similar to that of Putnam Tax-Free High Yield Fund, notwithstanding that the investment portfolio may have diverged materially from time to time from that of Putnam Tax-Free High Yield Fund.

The Trustees have observed that Putnam Managed Municipal Income Trust has generally outperformed Putnam Tax-Free High Yield Fund. Specifically, Putnam Managed Municipal Income Trust has outperformed Putnam Tax-Free High Yield Fund, both on an absolute basis and on a risk-adjusted basis, over the 1-, 3-, 5- and 10-year periods ended December 31, 2018 (based on performance at NAV). (Risk-adjusted performance refers to various metrics, such as a fund’s “Sharpe Ratio” and “Information Ratio,” that seek to measure the volatility of a fund’s performance.) Putnam Management has advised the Trustees that the outperformance of Putnam Managed Municipal Income Trust may reasonably be attributed to the investment advantages associated with its closed-end structure and described above. In addition, Putnam Management has advised the Trustees that Putnam Managed Municipal Income Trust’s use of leverage through its issuance of auction rate preferred shares has consistently made positive net contributions to the fund’s performance. Open-end funds, such as Putnam Tax-Free High Yield Fund, are not permitted to use preferred shares and thus are not able to benefit from this form of investment leverage. Moreover, Putnam Management has advised the Trustees of its belief that, while past performance does not predict future returns and while the investment strategies pursued by, and the performance of, Putnam Managed Municipal Income Trust may diverge materially from that of Putnam Tax-Free High Yield in the future, to the extent that the outperformance of Putnam Managed Municipal Income Trust is due to the investment advantages of its closed-end structure, it is reasonably likely to continue.

Additional information relating to Putnam Managed Municipal Income Trust’s performance is provided below under the section entitled How has Putnam Managed Municipal Income Trust performed?

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What does it mean when fund shares trade at a discount?

Since closed-end funds are not required to redeem their common shares, investors in closed-end funds who wish to liquidate their investment must sell their shares in the secondary markets. To promote the availability of active secondary markets for shareholders who wish to sell their shares, Putnam Managed Municipal Income Trust has listed its common shares for trading on the New York Stock Exchange. Prices in these secondary markets are influenced by several factors, including investment returns at NAV, fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager, and fluctuate over time. Closed-end fund shares generally trade at a discount to their NAV but at times may trade at a premium.

As indicated in the table below, while Putnam Managed Municipal Income Trust’s common shares have traded at a discount to their NAV over more recent periods, the discount has fluctuated over time, and at times the fund’s shares have traded at a premium to NAV. In order to show the range of discounts and premiums at which Putnam Managed Municipal Income Trust’s shares have historically traded, the table below presents both the widest and narrowest discount (or premium) to NAV at which the fund’s shares closed on any trading day over the course of each of the ten most recent calendar years. Thus, the “Highest Market Price” column presents the lowest discount or, if the fund traded above NAV during the year, the highest premium achieved in a given year; conversely, the “Lowest Market Price” column presents the highest discount or, if the fund only traded above NAV during the year, the lowest premium. In addition, the “Average Discount/Premium” column presents the average daily differential between market price and NAV over the course of the years presented in the table.

Putnam Managed Municipal Income Trust
	Highest Market Price	Lowest Market Price	Average
Year	(vs. NAV)	(vs. NAV)	Discount/Premium*
2018	-7.01%	-13.78%	-9.93%
2017	-3.17%	-7.68%	-5.47%
2016	-2.30%	-10.81%	-5.84%
2015	-7.74%	-12.61%	-9.77%
2014	-4.59%	-11.35%	-8.35%
2013	6.14%	-11.25%	-4.66%
2012	6.19%	-6.09%	1.12%
2011	4.87%	-7.59%	-0.06%
2010	5.16%	-7.33%	-1.05%
2009	-2.90%	-13.83%	-7.15%

* The Average Discount/Premium for each calendar year represents the sum of all data points regarding daily discount/premium (determined on the basis of (market price – NAV)/NAV, with NAV and market price determined at the close of each business day) in a calendar year, divided by the number of business days in that calendar year.

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How has Putnam Managed Municipal Income Trust performed?

The following table summarizes the annualized total return of Putnam Managed Municipal Income Trust for the periods shown based on the NAV and the market price of its shares. The table also shows the performance of Putnam Managed Municipal Income Trust’s benchmark indices and the average performance of funds in Putnam Managed Municipal Income Trust’s peer group of closed-end funds as determined by Broadridge, Inc., an independent fund rating agency. Of course, past performance is no guarantee of future returns.

Total Return (Annualized) for Periods Ended December 31, 2018

Putnam Managed Municipal Income Trust	1 year	3 years	5 years	10 years
NAV (net of fees)	1.50	3.90	6.76	10.01
Market Price	-4.49	2.35	6.09	9.54
Bloomberg Barclays Municipal Bond Index	1.28	2.30	3.82	4.85
(external benchmark)
Putnam Tax-Free High Yield Fund (A	1.09	3.36	5.55	8.21
shares) (comparable open-end fund)
Lipper High Yield Municipal Debt Funds	1.19	3.52	6.58	10.31
(Closed-End) Category Average

What options have the Trustees considered in formulating their recommendation?

In their deliberations regarding this proposal, the Trustees considered other possible actions that would eliminate the discount by abandoning the closed-end structure, including the following:

• Merging Putnam Managed Municipal Income Trust into Putnam Tax-Free High Yield Fund;

• Open-ending Putnam Managed Municipal Income Trust; and

• Liquidating Putnam Managed Municipal Income Trust.

Open-Ending Merger. The Trustees considered the possible merger of Putnam Managed Municipal Income Trust into Putnam Tax-Free High Yield Fund, a comparable open-end fund managed by Putnam Management. The Trustees observed that such a merger transaction would be expected to provide Putnam Managed Municipal Income Trust shareholders with a comparable investment strategy and modest expense ratio savings due to the somewhat larger size of Putnam Tax-Free High Yield Fund. However, the Trustees determined that the ongoing expense ratio savings were modest when considered in light of the loss of the potential investment advantages that shareholders may realize by investing in a closed-end fund relative to an open-end fund. Since Putnam Managed Municipal Income Trust would be required to redeem its preferred shares prior to an open-ending merger, Putnam Management advised the Trustees that it anticipated that Putnam Managed Municipal Income Trust would be expected to incur meaningful transaction costs associated with selling

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securities to redeem its preferred shares. The Trustees noted that such transaction costs would be expected to significantly reduce the expense ratio savings that Putnam Managed Municipal Income Trust shareholders could be expected to realize in an open-ending merger. The Trustees concluded that, in light of the relatively modest expense ratio savings as compared to the loss of ongoing investment advantages, an open-ending merger was not advisable at this time.

Open-Ending. The Trustees determined that an open-ending of Putnam Managed Municipal Income Trust would generally present the same costs and benefits to its shareholders as a merger, with certain exceptions that would render an open-ending a comparatively worse outcome for shareholders relative to a merger. In this regard, they noted that, in contrast to the lower operating expenses that would be expected for closed-end fund shareholders in connection with a merger, an open-ending would likely result in an increase in operating expenses through the significant reduction in the fund’s asset size following anticipated significant redemptions from closed-end fund shareholders. The Trustees also considered that conversion to an open-end fund may lead to imposition of 12b-1 fees or other distribution-related expenses that are not currently applicable to closed-end funds, as well as a higher investor servicing fee schedule than is currently applicable to closed-end funds. The Trustees noted the possibility of the newly open-end fund experiencing increased assets over time, since open-end funds may continuously offer new shares to the public and have the ability to increase in size. Growth in the fund’s size following a conversion to an open-end fund could result in efficiencies and the ability to spread fixed costs over a larger pool of assets. However, the Trustees noted their belief that the asset growth prospects for such a new open-end fund were highly speculative.

The anticipated significant redemptions from Putnam Managed Municipal Income Trust shareholders would impose significant liquidity demands on the fund, likely resulting in a combination of (i) investment in cash or highly liquid securities pending these redemptions and (ii) the sale of the most liquid securities in the fund’s portfolio to meet these redemption requests. As a result, the expected significant liquidity demands would likely alter the investment strategies that the fund pursues in a manner that is detrimental to the interests of remaining shareholders. On an ongoing basis, daily liquidity demands would alter the manner in which the fund is managed; see Why are the Trustees recommending a vote against conversion to open-end status? for a discussion of the investment advantages associated with the closed-end structure that would be forgone in connection with an open-ending.

The Trustees concluded that the direct and indirect costs, both quantitative and qualitative, of an open-ending transaction would outweigh the benefits of such a transaction for Putnam Managed Municipal Income Trust shareholders at this time. The Trustees noted that different circumstances and market conditions could warrant a different conclusion in the future.

Liquidation. The Trustees also considered the possibility of liquidating Putnam Managed Municipal Income Trust and distributing pro rata its remaining assets (after the payment of expenses, liabilities, etc.). The Trustees observed that Putnam Managed Municipal Income Trust generally represents an investment strategy reflective of Putnam Management’s strong fixed income heritage and expertise. The Trustees noted further that Putnam Managed Municipal Income Trust has served shareholders reasonably well, possessing a solid performance track record, and that liquidation would deprive its shareholders of the investment choice they have made. In addition, they considered the possibility that there could be adverse tax consequences to some shareholders from a liquidation (i.e., recognition of capital gains). They concluded that liquidation should be viewed as inadvisable for these reasons.

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In considering these possible actions and the current “open-ending” proposal, the Trustees have considered the fact that all shareholders who purchased Putnam Managed Municipal Income Trust’s shares presumably made their choice from among a broad array of investment products available in the marketplace, including open-end funds investing in similar asset classes, with an understanding of the potential advantages and disadvantages of the closed-end structure. Thus, in considering whether to recommend a fundamental change in the structure of Putnam Managed Municipal Income Trust and its investment characteristics, the Trustees have considered whether the closed-end structure of the fund continues to offer the investment advantages contemplated when the fund was originally offered to the marketplace. Especially in light of the steps to attempt to enhance shareholder returns described in more detail below, the Trustees have concluded that Putnam Managed Municipal Income Trust remains a highly viable investment vehicle and that recent discount levels do not currently justify abandoning the advantages of the closed-end structure by converting the fund to an open-end investment company.

How do the Trustees address trading discounts while maintaining the closed-end structure?

The Trustees have over the years approved a broad range of actions in an effort to reduce or eliminate trading discounts, including a number of actions that were implemented consistent with Putnam Managed Municipal Income Trust’s closed-end structure, including:

• Repurchases by the fund of its shares at prevailing market prices;

• Tender offers by the fund to repurchase its shares at a price above market and below NAV (or at NAV);

• Communications with the marketplace regarding the benefits of investing in the fund in an effort to increase investor demand for the fund’s shares; and

• Amendment of the fund’s dividend policy to establish a targeted monthly distribution rate for common shares.

While these actions may have had a temporary effect on Putnam Managed Municipal Income Trust’s trading discount, there is little industry experience that would suggest a long-term impact. Some of these actions also tend to reduce Putnam Managed Municipal Income Trust’s size over time, which may in turn result in an increase in the fund’s expense ratio and a constraint on the fund’s investment flexibility. To the extent that shares are repurchased at prices below NAV, however, the repurchases enhance the NAV of Putnam Managed Municipal Income Trust’s remaining common shares and the total return at NAV for the remaining common shareholders.

Repurchases of Fund shares. Recognizing the benefit of share repurchases for less than NAV, the Trustees in 2005 authorized for all of the Putnam closed-end funds, including Putnam Managed Municipal Income Trust, a program to conduct open-market repurchases of their outstanding common shares. The Trustees have regularly renewed the program, most recently in September 2018, when the Trustees renewed the repurchase program to permit the funds to repurchase up to an additional 10% of their outstanding common shares (based on shares outstanding as of October 9, 2018) over the twelve months ending October 9, 2019 subject to certain conditions. The Trustees periodically review the program’s impact on investment performance and trading discounts, including information provided by Putnam Management regarding the increases in the NAV of remaining shares caused by share repurchases.

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The table below shows the aggregate dollar gain to Putnam Managed Municipal Income Trust caused by repurchases for less than NAV, as well as the approximate annualized contribution (gross of fees) of the share repurchase program to the fund’s returns at NAV from October 25, 2005 (the date shares were first repurchased) through December 31, 2018. The table also shows Putnam Managed Municipal Income Trust’s total return, annualized and net of fees, over the same period.

Contribution
of Share
		Repurchases	Fund’s Total
		to Fund’s	Return
	Benefit to	Total Return	(Annualized)
	Fund of Share	(Annualized) at	at NAV (net of
Fund	Repurchases ($)*	NAV**	fees)**
Putnam Managed Municipal
Income Trust	9,205,507	0.17%	5.48%

* “Benefit to Fund of Share Repurchases ($)” is a summation of the daily dollar gains/loss from shares repurchased. The first day profit is calculated using the trade date purchase price.

**“Contribution of Share Repurchases to Fund’s Total Return (Annualized) at NAV” and “Fund’s Total Return (Annualized) at NAV (net of fees)” are compounded returns. The returns are daily profits divided by the previous day’s NAV.

The Trustees believe that the record of the repurchase program to date supports the assertion that share repurchases represent an attractive investment opportunity for Putnam Managed Municipal Income Trust, though the degree to which repurchases benefit the fund depends entirely on the level of trading discounts at which the fund’s shares continue to trade. In addition, there is no guarantee that share repurchases will cause the market price of Putnam Managed Municipal Income Trust’s shares to increase or narrow any existing discounts. The Trustees will continue to monitor the repurchase program and review its impact on Putnam Managed Municipal Income Trust’s investment performance and on trading discounts. The Trustees will also continue to evaluate additional actions that might be taken in an effort to reduce trading discounts.

What are additional differences between a closed-end and an open-end fund?

In addition to the differences noted above, shareholders evaluating this proposal may wish to consider the following:

• Annual shareholder meetings. Putnam Managed Municipal Income Trust is currently required by the rules of the New York Stock Exchange to hold annual meetings of shareholders. Conversion of Putnam Managed Municipal Income Trust to open-end status would result in termination of the fund’s listing on the New York Stock Exchange, with the result that the fund would no longer be required to hold annual meetings.

• Dividend reinvestment. Shareholders of Putnam Managed Municipal Income Trust currently have the option of participating in the fund’s Dividend Reinvestment Plan, under which cash distributions paid by the fund are generally reinvested through the purchase of additional fund shares at market prices, which currently reflect a discount from NAV. (At times when Putnam Managed Municipal Income Trust’s shares are trading at a premium over their NAV, such reinvestments are made at the higher of NAV or 95% of market value.) Shareholders of Putnam open-end funds have the option to reinvest their

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distributions in additional shares at NAV at all times. If Putnam Managed Municipal Income Trust were to convert to open-end status, shareholders would no longer be able to reinvest dividends at a price below NAV per share during times when shares are trading at a discount to NAV.

• Exchange privileges. Shareholders of retail open-end funds in the Putnam family of funds currently have the privilege of exchanging their investment at NAV and without sales charges for shares of the same class of more than 80 retail open-end funds in the Putnam group. Shareholders of Putnam Managed Municipal Income Trust do not have that privilege.

• Distribution expenses. If shareholders approve a conversion to open-end status, in order to increase assets, the Trustees would likely consider commencing a continuous offering of shares of Putnam Managed Municipal Income Trust and might also recommend, subject to shareholder approval, that the fund adopt a distribution plan under Rule 12b-1 under the 1940 Act. Under the current plans for Class A shares of Putnam open-end funds, Putnam Retail Management, those funds’ principal underwriter, receives annual distribution fees of 0.25% of net assets, though the applicable plans permit fees of up to 0.35%.

What changes to Putnam Managed Municipal Income Trust’s Declaration of Trust and other effects would follow if shareholders vote to convert the fund to an open-end investment company?

• Changes to the fund’s Declaration of Trust. Conversion of Putnam Managed Municipal Income Trust from a closed-end fund to an open-end fund would require certain changes to the fund’s Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) and, therefore, a vote in favor of conversion would also authorize the Trustees to amend the fund’s Declaration of Trust to reflect these changes. These changes would bring Putnam Managed Municipal Income Trust’s Declaration of Trust in line with those of Putnam open-end funds.

The Declaration of Trust would be amended to require Putnam Managed Municipal Income Trust to purchase all shares offered to it for redemption at a price equal to the NAV of the shares next determined, less any redemption fee or other charges fixed by the Trustees. In addition, to the extent permitted by applicable law, Putnam Managed Municipal Income Trust would be authorized, at its option, to redeem shares held in a shareholder’s account at NAV if at any time a shareholder owned shares in an amount either less than or greater than, as the case may be, an amount determined by the Trustees. Notwithstanding this provision, all shares would be redeemable at a shareholder’s option.

The Declaration of Trust would also be amended to eliminate certain provisions that relate specifically to Putnam Managed Municipal Income Trust’s closed-end status, such as the conversion provision that has necessitated this proposal. In addition, Putnam Managed Municipal Income Trust’s Declaration of Trust and Bylaws would be amended to remove provisions allowing the issuance of, and otherwise governing the operations of, preferred shares. Finally, if shareholders were to vote to convert Putnam Managed Municipal Income Trust to an open-end fund, the provision in the fund’s Declaration of Trust requiring that Trustees be elected annually at the annual shareholder meeting or at a special meeting in lieu thereof would be eliminated. The Trustees would also make certain necessary technical and non-material changes to the Declaration of Trust.

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• 12b-1 Plan. As discussed above, if this proposal is approved by shareholders, to support the marketing of fund shares, the Trustees might also recommend, subject to shareholder approval, that Putnam Managed Municipal Income Trust adopt a distribution plan under Rule 12b-1 under the 1940 Act. The plan the Trustees might recommend could resemble the plans of other Putnam open-end funds, under which Putnam Retail Management, those funds’ principal underwriter, currently receives, with respect to Class A shares, annual distribution fees of 0.25% of net assets, though the applicable plans permit fees of up to 0.35%.

• Timing. If this proposal is approved by shareholders, a number of steps would be required to implement the conversion, including the preparation, filing and effectiveness of an open-end fund registration statement under the Securities Act of 1933 covering the offering of Putnam Managed Municipal Income Trust’s shares (the “Open-End Registration Statement”), the establishment of distribution arrangements, and the negotiation and execution of a new or amended agreement with the fund’s transfer agent. In addition, subject to any necessary Trustee and shareholder approvals, Putnam Managed Municipal Income Trust may propose changes to its investment management agreement. Putnam Managed Municipal Income Trust anticipates that the conversion would become effective during the fall of 2019, although there is no assurance of this, and that the discount, if any, at which the fund’s shares trade in relation to its NAV would likely be reduced in anticipation of the ability to redeem shares at NAV upon the completion of the conversion. It is expected that Putnam Managed Municipal Income Trust’s amended Declaration of Trust would not be filed and effective until the Open-End Registration Statement has become effective.

• Shareholder Approval of Certain Items. Should Putnam Managed Municipal Income Trust convert to an open-end investment company, certain aspects of the operation of the fund subsequent to its conversion may need to be approved by the fund’s shareholders before the effectiveness of the conversion. These matters may include, among other things, making any changes in Putnam Managed Municipal Income Trust’s fundamental investment policies or investment management contract and associated fee and expense arrangements considered appropriate, and considering the adoption of a distribution plan under Rule 12b-1 under the 1940 Act.

Certain other legal, accounting and other costs would be incurred in connection with the conversion of Putnam Managed Municipal Income Trust to open-end status. These direct costs would not be expected to increase materially Putnam Managed Municipal Income Trust’s expense ratio.

What is the voting requirement for approving the conversion?

Approval of the conversion of Putnam Managed Municipal Income Trust to open-end status and of the related amendments to the fund’s Declaration of Trust requires the “yes” vote of a majority of the fund’s outstanding shares.

If approved, the conversion would become effective following compliance with all necessary regulatory requirements under federal and state law. Putnam Managed Municipal Income Trust would seek to complete this process as soon as reasonably practicable. Until the conversion, Putnam Managed Municipal Income Trust’s shares would continue to be listed and traded on the New York Stock Exchange.

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If the conversion is not approved, will Putnam Managed Municipal Income Trust continue in its current form?

Yes. In the event that shareholders do not approve the conversion of Putnam Managed Municipal Income Trust to open-end status, the fund would continue to operate as a closed-end fund.

The Trustees believe that the continued operation of Putnam Managed Municipal Income Trust as a closed-end fund is in the best long-term interests of its shareholders, and unanimously recommend a vote “AGAINST” the conversion of the fund to open-end status at this time.

Further Information About Voting and the Annual Meeting

Meeting Quorum and Methods of Tabulation. The shareholders of each fund vote separately with respect to each proposal. For Putnam Master Intermediate Income Trust and Putnam Premier Income Trust, the presence in person or by proxy of a majority of the shares entitled to vote constitutes a quorum for the transaction of business with respect to any proposal at the annual meeting. For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, thirty percent of the shares entitled to vote constitutes a quorum for the transaction of business with respect to any proposal at the annual meeting, except that where the preferred shares or common shares vote as separate classes, then thirty percent of the shares of each class entitled to vote constitutes a quorum for the transaction of business with respect to that proposal by that class. The tellers will count the total number of votes cast “for” approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. A fund may request that selected brokers and nominees, in their discretion, submit broker non-votes, if doing so is necessary to obtain a quorum.

The documents that authorize Putnam Fiduciary Trust Company or Putnam Investor Services, Inc. to act as Trustee for certain individual retirement accounts (including traditional, Roth and SEP IRAs, 403(b)(7) accounts and Coverdell Education Savings Accounts) provide that if an account owner does not submit voting instructions for his or her shares, Putnam Fiduciary Trust Company or Putnam Investor Services will vote the shares in the same proportions as other shareholders with similar accounts have submitted voting instructions for their shares. Shareholders should be aware that this practice, known as “echo-voting,” may have the effect of increasing the likelihood that a proposal will be acted upon (approved or disapproved) and that Putnam Fiduciary Trust Company or Putnam Investor Services, each of which is an affiliate of Putnam Management, may benefit indirectly from the approval and disapproval, in accordance with the Trustees’ recommendations, of the various proposals in the proxy statement.

Neither abstentions nor broker non-votes have an effect on the outcome of Proposal 1a or 1b.

Abstentions and broker non-votes have the effect of votes against Proposal 2.

Shareholders who object to any proposal in this proxy statement will not be entitled under Massachusetts law or your fund’s Declaration of Trust to demand payment for, or an appraisal of, their shares.

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Special Rule for Proportional Voting for Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust. For funds listed on the New York Stock Exchange that have outstanding preferred shares, in accordance with the rules of the exchange, brokerage firms may vote for (or against) a proposal, on behalf of their clients who beneficially own the remarketed or auction rate preferred shares and from whom they have not received voting instructions, in the same proportion as votes for (and against) the proposal that have been received from other holders of preferred shares if (i) a minimum of 30% of the outstanding preferred shares have been voted by the holders of preferred shares, (ii) the holders of less than 10% of the outstanding preferred shares have voted against such proposal, and (iii) the holders of the common shares have approved such proposal.

Other business. The Trustees know of no matters other than those described in this proxy statement to be brought before the annual meeting. If, however, any other matters properly come before the annual meeting, proxies will be voted on these matters in accordance with the judgment of the persons named in the enclosed proxy card(s).

Simultaneous meetings. The annual meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of the other Putnam closed-end funds. It is anticipated that all annual meetings will be held simultaneously.

If any shareholder at the annual meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of adjournment.

Solicitation of proxies. In addition to soliciting proxies by mail, the Trustees of your fund and employees of Putnam Management and Putnam Investor Services, as well as their agents, may solicit proxies in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders’ identities, to allow them to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Shareholders would be called at the phone number Putnam Management or Putnam Investor Services has in its records for their accounts (or that Putnam Management or Putnam Investor Services obtains from agents acting on behalf of financial intermediaries, in the case of shares held in street name through a bank, broker or other financial intermediary) and would be given an opportunity to authenticate their identities and to authorize the proxies to vote their shares at the annual meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the annual meeting. Your fund is unaware of any such challenge at this time.

Shareholders have the opportunity to submit their voting instructions over the Internet by using a program provided by a third-party vendor hired by Putnam Management or by automated telephone service. To vote online using the Internet, please access the Internet address listed on the proxy card and follow the instructions on the Internet site. To record your voting instructions using the automated telephone service, use the toll-free number listed on your proxy card. The Internet and telephone voting

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procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly.

Your fund’s Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting, including brokers and nominees.

Expense of the solicitation. For managing the funds’ overall proxy campaign, AST Fund Solutions, 48 Wall Street, 22nd Floor, New York, NY 10005 will receive a management fee plus reimbursement for out-of-pocket expenses. AST Fund Solutions will also receive fees in connection with assembling, mailing and transmitting the notice of meeting, proxy statement and related materials on behalf of the funds, tabulating those votes that are received, and any solicitation of additional votes. While the fees received by AST Fund Solutions will vary based on the level of additional solicitation necessary to achieve quorum and shareholder approval of the Trustees’ recommendations, the project management fees paid to AST Fund Solutions are estimated to be approximately $5,000 for Putnam Managed Municipal Income Trust, $1,300 for Putnam Master Intermediate Income Trust, $1,3000 for Putnam Municipal Opportunities Trust, and $1,300 for Putnam Premier Income Trust (approximately $8,900 in the aggregate for all funds). In addition, banks, brokers or other financial intermediaries holding shares as nominee will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts and tabulating those instructions that are received. After reimbursement of these expenses, it is estimated that Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust, and Putnam Premier Income Trust will incur total costs of approximately $53,335, $29,603, $26,199, and $63,265, respectively, in connection with the proxy campaign (approximately $174,502 in the aggregate for all funds). Other costs associated with the proxy campaign include the expenses of the preparation and printing of proxy materials. Each fund is bearing all of its proxy campaign costs.

Revocation of proxies. Giving your proxy, whether by returning the proxy card(s) or providing voting instructions over the Internet or by telephone, does not affect your right to attend the annual meeting and vote in person. Proxies may be revoked at any time before they are voted (i) by a written revocation received by the Clerk of your fund, (ii) by properly executing and submitting a later-dated proxy, (iii) by recording later-dated voting instructions by telephone or via the Internet, or (iv) by attending the annual meeting and voting in person. If your shares are held in street name through a bank, broker or other financial intermediary, please check your voting instruction form or contact your bank, broker or other financial intermediary for instructions on how to change or revoke your vote.

Dates for receipt of shareholders’ proposals for subsequent meetings of shareholders. It is currently anticipated that your fund’s next annual meeting of shareholders will be held on April 24, 2020, although the Trustees of your fund reserve the right to set an earlier or later date for the annual meeting for the 2019–2020 fiscal year. Shareholder proposals which are intended to be included in the proxy statement for that meeting and presented at the 2020 annual meeting must be received by your fund on or before November 12, 2019. In order for a shareholder proposal to be included in the proxy statement, both the submitting shareholder and the proposal itself must satisfy the requirements set forth in Rule 14a-8 under the Exchange Act. The fund may exclude from the proxy materials and consideration at a meeting certain proposals as permitted by Securities and Exchange Commission rules and state law. Shareholders who wish to make a proposal at the 2020 annual meeting without including the proposal in the fund’s proxy statement must ensure that the proposal is received by your fund in good order and in

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compliance with all applicable legal requirements, including the requirements set forth in your fund’s Amended and Restated Bylaws, between January 27, 2020 and February 26, 2020. You may obtain a copy of your fund’s Amended and Restated Bylaws by submitting a request in writing to The Putnam Funds, 100 Federal Street, Boston, Massachusetts 02110.

Postponement and Adjournment. To the extent permitted by each fund’s Declaration of Trust and Amended and Restated Bylaws, any meeting of shareholders may be postponed or cancelled by the Trustees upon public notice prior to the time scheduled for such meeting.

In addition to any ability that the persons named as proxy may have to propose and/or vote on an adjournment of any meeting of shareholders as described below, to the extent permitted by each fund’s Declaration of Trust and Amended and Restated Bylaws, any meeting of shareholders may, by action of the chair of the meeting, be adjourned from time to time without notice (other than announcement at the meeting at which the adjournment is taken) with respect to one or more matters to be considered at such meeting to a designated date (which may be more than 120 days after the date initially set for the meeting), time and place, whether or not a quorum is present with respect to such matter. Upon motion of the chair of the meeting, the question of adjournment may (but need not) be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters to be adjourned and, if approved, such adjournment shall take place without further notice (other than announcement at the meeting at which the adjournment is taken). If the required quorum has not been met, the persons named as proxies may propose adjournment of the meeting and vote all shares that they are entitled to vote in favor of such adjournment. If the quorum required for the annual meeting has been met, but sufficient votes in accordance with the Trustees’ recommendation regarding Proposal 2 are not received by the time scheduled for the meeting, the persons named as proxies may also propose adjournment of the meeting with respect to any or all proposals in order to permit solicitation of additional proxies. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in accordance with the Trustees’ recommendations. They will vote against adjournment those proxies required to be voted contrary to the Trustees’ recommendations. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting, including shares that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Adjournments may be proposed for a reasonable period or periods to permit further solicitation of proxies or for any other reason. The funds will bear the costs of any additional solicitation and of any adjourned session. Any proposal for which sufficient votes consistent with the Trustees’ recommendation have been received may be acted upon and considered final regardless of whether the annual meeting is adjourned to permit additional solicitation with respect to any other proposal that may properly come before the meeting.

Duplicate mailings. As permitted by SEC rules, Putnam Management’s policy is to send a single copy of the proxy statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy cards will be included with the proxy statement for each account registered at that address. If you would prefer to receive your own copy of the proxy statement, please contact Putnam Investments by phone at 1-800-967-4614 or by mail at P.O. Box 219697, Kansas City, MO 64121-9697.

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Financial information. Your fund’s Clerk will furnish to you, upon request and without charge, a copy of the fund’s annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. You may direct these requests to Putnam Investments, P.O. Box 219697, Kansas City, MO 64121-9697 or by phone at 1-800-225-1581. You may also access copies of these reports by visiting Putnam’s website at www. putnam. com/individual .

Fund Information

Putnam Investments. Putnam Management is an indirect wholly-owned subsidiary of Putnam Investments, LLC (“Putnam Investments”). The funds do not have a distributor or principal underwriter. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of The Honourable Paul G. Desmarais, indirectly holds approximately 59.11% of the voting rights of Power Corporation of Canada. Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, renewable energy, communications and other business sectors, indirectly owns approximately 65.52% of the voting shares of Power Financial Corporation, a diversified management and holding company with substantial operations in the financial services sector in Canada, the United States and Europe. Power Financial Corporation in turn owns, directly and indirectly, voting securities to which are attached approximately 71.81% of the votes attached to all voting securities of Great-West Lifeco Inc., a financial services holding company with interests in life insurance, health insurance, retirement and investment services, asset management and reinsurance businesses. Great-West Lifeco Inc. indirectly owns a majority interest in, and all of the voting shares of, Putnam Investments through a series of subsidiaries.

The address of each of Putnam Investments and Putnam Management is 100 Federal Street, Boston, Massachusetts 02110. The address of The Desmarais Family Residuary Trust is 759 Victoria Square, Montreal, Quebec H2Y 2J7. The address of Power Corporation of Canada and Power Financial Corporation is 751 Victoria Square, Montreal, Quebec H2Y 2J3. The address of Great-West Lifeco Inc. is 100 Osborne Street North, Winnipeg, Manitoba, R3C 1V3. Robert L. Reynolds is the President and Chief Executive Officer of Putnam Investments. His address is 100 Federal Street, Boston, MA 02110.

Putnam Investments Limited. Putnam Investments Limited is a registered investment adviser that has been retained by Putnam Management as investment sub-manager with respect to a portion of the assets of certain funds, and is directly owned by The Putnam Advisory Company, LLC, which is a registered investment adviser, and is owned indirectly by Putnam Investments. The directors of Putnam Investments Limited, listed along with their principal business occupations at Putnam Investments, are Andra S. Bolotin, Chief Financial Officer, Simon L. Davis, Co-Head of International Equities, Jeffrey L. Gould, Co-Head of Global Distribution, and Alan G. McCormack, Head of Quantitative Equities and Risk. The address of Putnam Investments Limited, Alan G. McCormack, and Simon L. Davis is 16 St. James’s Street, London, SW1A 1ER, U.K. The address of The Putnam Advisory Company, LLC, Andra S. Bolotin, and Jeffrey L. Gould is 100 Federal Street, Boston, Massachusetts 02110.

Limitation of Trustee liability. Your fund’s Declaration of Trust provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith, have not acted in the

37

reasonable belief that their actions were in the best interests of the fund or at least were not opposed to the best interests of the fund or had reasonable cause to believe their actions were unlawful in the case of a criminal proceeding, or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Auditor. As listed below, the Trustees have selected PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts 02210, or KPMG LLP, Two Financial Center, 60 South Street, Boston, MA 02111, as the auditors for each fund’s current fiscal year. Each firm was selected primarily on the basis of its expertise as an auditor of investment companies, the quality of its audit services and the competitiveness of its fees. Representatives of each of PricewaterhouseCoopers LLP and KPMG LLP are expected to be available or present at the annual meeting and to have the opportunity to make a statement and respond to appropriate questions.

The following table presents fees billed to each indicated fund in each of its last two fiscal years by the fund’s auditor:

Putnam Managed Municipal Income Trust
(KPMG LLP)

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
October 31, 2018	$82,269	$0	$7,405	$0
October 31, 2017	$79,794	$0	$7,188	$0

Putnam Master Intermediate Income Trust
(KPMG LLP)

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
September 30, 2018	$178,691	$0	$7,405	$0
September 30, 2017	$153,874	$0	$7,188	$0

Putnam Municipal Opportunities Trust
(PricewaterhouseCoopers LLP)

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
April 30, 2018	$83,787	$0	$12,294	$0
April 30, 2017	$78,572	$0	$12,053	$0

Putnam Premier Income Trust
(KPMG LLP)

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
July 31, 2018	$193,330	$0	$7,405	$0
July 31, 2017	$182,621	$0	$7,188	$0

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Audit Fees represent fees billed for a fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in a fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in a fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

The following tables present the amounts the fund’s auditor billed for aggregate non-audit fees to each fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund in each of the fund’s last two fiscal years:

Putnam Managed Municipal Income Trust	Oct. 31, 2018: $ 82,269	Oct. 31, 2017: $79,794
Putnam Municipal Opportunities Trust	April 30, 2018: $83,787	April 30, 2017: $78,572
Putnam Master Intermediate Income Trust	Sept. 30, 2018: $178,691	Sept. 30, 2017: $153,874
Putnam Premier Income Trust	July 31, 2018: $193,330	July 31, 2017: $182,621

Pre-Approval Policies of the Audit, Compliance and Distributions Committee . The Audit, Compliance and Distributions Committee has determined that, as a matter of policy, all work performed for the funds by the funds’ auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee of the Putnam funds also has adopted a policy to pre-approve the engagement by Putnam Management and its affiliated companies of the funds’ auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing these requests, the Committee considers, among other things, whether the provision of such services by the audit firm is compatible with the independence of the audit firm.

Since the beginning of the two most recently completed fiscal years of each fund, all work performed by the auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the funds was approved in advance by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above.

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The following table presents fees billed to each indicated fund in each of its last two fiscal years by the fund’s auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (funds not listed below were not billed for such services during their last two fiscal years):

Putnam Municipal Opportunities Trust	Fiscal year ended 2018: $477,043	Fiscal year ended 2017: $600,789

Officers and other information. All of the officers of your fund are employees of Putnam Management or its affiliates or serve on the staff of the Office of the Trustees. Because of his positions with Putnam Management or its affiliates, Mr. Reynolds, as well as the other affiliated officers of your fund, will benefit indirectly from the management fees and investor servicing fees paid or allowed by your fund. In addition to Mr. Reynolds, the other officers of your fund are as follows:

Length of Service
Name, Address[1] , Year of Birth,	with the	Principal Occupation(s)
Position(s) Held with Putnam funds	Putnam funds[2]	During Past 5 Years[3]
Jonathan S. Horwitz[4] (Born 1955)	Since 2004	Executive Vice President, Principal
Executive Vice President,		Executive Officer, and Compliance
Principal Executive Officer and		Liaison, The Putnam Funds
Compliance Liaison
Robert T. Burns (Born 1961)	Since 2011	General Counsel, Putnam Investments,
Vice President and Chief Legal Officer		Putnam Management and Putnam
Retail Management
James F. Clark[3] (Born 1974)	Since 2016	Chief Compliance Officer, Putnam Investments
Vice President and		and Putnam Management (2016 – Present)
Chief Compliance Officer		Associate General Counsel, Putnam
Investments, Putnam Management and
Putnam Retail Management
(2003-2015)
Michael J. Higgins [4] (Born 1976)	Since 2010	Vice President, Treasurer, and Clerk,
Vice President, Treasurer, and Clerk		The Putnam Funds
Janet C. Smith (Born 1965)	Since 2007	Head of Fund Administration
Vice President, Principal Financial Officer,		Services, Putnam Investments and
Principal Accounting Officer and Assistant		Putnam Management
Treasurer
Susan G. Malloy (Born 1957)	Since 2007	Head of Accounting, Middle Office and Control
Vice President and Assistant Treasurer		Services, Putnam Investments and Putnam
Management
Mark C. Trenchard (Born 1962)	Since 2002	Director of Operational Compliance,
Vice President and		Putnam Investments and Putnam
BSA Compliance Officer		Retail Management
Nancy E. Florek[4] (Born 1957)	Since 2000	Vice President, Director of Proxy
Vice President, Director of Proxy		Voting and Corporate Governance,
Voting and Corporate Governance,		Assistant Clerk and Associate
Assistant Clerk, and Associate		Treasurer, The Putnam Funds
Treasurer
Denere P. Poulack[4] (Born 1968)	Since 2004	Assistant Vice President,
Assistant Vice President, Assistant		Assistant Clerk, and Assistant
Clerk, and Assistant Treasurer		Treasurer, The Putnam Funds

1 The address of each officer is 100 Federal Street, Boston, MA 02110.

2 Each officer serves an indefinite term, until his or her resignation, retirement, death or removal.

3 Prior positions and/or officer appointments with the fund or the fund’s investment adviser have been omitted.

4 Officers of the fund who are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management by the funds.

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Net assets of your fund as of December 31, 2018

Putnam Managed Municipal Income Trust	$384,118,982.02*
Putnam Master Intermediate Income Trust	$244,213,304.07
Putnam Municipal Opportunities Trust	$450,651,289.28*
Putnam Premier Income Trust	$540,733,249.54

* Excludes the amount of aggregate liquidation preference of outstanding preferred shares of the fund.

Shares outstanding of your fund as of February 5, 2019

	Putnam	Putnam Master	Putnam	Putnam
	Managed	Intermediate	Municipal	Premier
	Municipal	Income Trust	Opportunities	Income Trust
	Income Trust		Trust
Common	49,204,184.998	51,974,482.904	34,519,862.364	103,365,371.93
Series A	240	--	--	--
Preferred
Series B	--	--	2,876	--
Preferred
Series C	1,507	--	2,673	--
Preferred

5% Beneficial Ownership. As of [December 31, 2018], to the knowledge of the funds, no person owned beneficially or of record 5% or more of any class of shares of any fund, except as noted as follows:

			Percentage
Fund	Shareholder Name and Address	Holdings	Owned
Putnam Managed Municipal Income Trust
	CEDE & Company*
	20 Bowling Green
	New York, NY 10004-1408	51,118,286.000	95.34%
	First Trust Portfolios L.P.#
	First Trust Advisors L.P.
	The Charger Corporation
	120 East Liberty Drive, Suite 400	5,017,726
	Wheaton, Illinois 60187	common shares	9.35%
	Bank of America Corporation##
	Bank of America, NA
	Bank of America Corporate Center
	100 South Tryon Street	1,607
	Charlotte, NC 28255	preferred shares	91.99%

41

			Percentage
Fund	Shareholder Name and Address	Holdings	Owned
Putnam Master Intermediate Income Trust
	CEDE & Company*
	20 Bowling Green
	New York, NY 10004-1408	51,059,857.000	95.42%
	Sit Investment Associates, Inc.**
	3300 IDS Center
	80 South Eighth Street
	Minneapolis, MN 55402	10,322,659	19.29%
	First Trust Portfolios L.P.#
	First Trust Advisors L.P.
	The Charger Corporation
	120 East Liberty Drive, Suite 400
	Wheaton, Illinois 60187	8,651,510	16.17%
Putnam Municipal Opportunities Trust
	CEDE & Company*
	20 Bowling Green
	New York, NY 10004-1408	36,998,623.000	97.30%
	First Trust Portfolios L.P.#
	First Trust Advisors L.P.
	The Charger Corporation
	120 East Liberty Drive, Suite 400	2,691,017
	Wheaton, Illinois 60187	common shares	7.08%
	Bank of America Corporation###
	Bank of America, NA
	Bank of America Corporate Center
	100 South Tryon Street	5,222
	Charlotte, NC 29255	preferred shares	94.11%
Putnam Premier Income Trust
	CEDE & Company*
	20 Bowling Green
	New York, NY 10004-1408	100,791,947.000	94.31%
	First Trust Portfolios L.P.#
	First Trust Advisors L.P.
	The Charger Corporation
	120 East Liberty Drive, Suite 400
	Wheaton, Illinois 60187	9,663,127	9.04%

42

Putnam Investments
100 Federal Street
Boston, MA 02110
1-800-225-1581

Address correspondence to:
Putnam Investments
P.O. Box 219697
Kansas City, MO 64121-9697

putnam.com

43

Putnam INVESTMENTS

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER 12345678910

PLEASE CAST YOUR PROXY VOTE *TODAY!*

PUTNAM MANAGED MUNICIPAL INCOME TRUST

Annual Meeting of Shareholders, April 26, 2019

HOLDERS OF COMMON SHARES

By signing below, you, as a holder of common shares of Putnam Managed Municipal Income Trust, appoint Trustees George Putnam, III and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund common shares on your behalf at the meeting of shareholders of Putnam Managed Municipal Income Trust. The meeting will take place on April 26, 2019 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, your common shares will be voted on your behalf exactly as you have indicated on the other side of this card. **If you simply sign this proxy card, and do not vote on a specific proposal, your common shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment or postponement of the meeting. **This proxy is solicited on behalf of the Board of Trustees, and the Proposals for the Fund (set forth on the reverse side of this proxy card) has been approved by the Board of Trustees and recommended for approval by shareholders.**

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendation.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free **1-800-967-4614**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time. **Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 26, 2019.** The proxy statement of the Fund is available at: https://www.putnam.com/static/pdf/email/putnamfunds2019-proxy-statement.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Putnam Managed Municipal Income Trust

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement for this meeting to the Board of Trustees. Please sign your name exactly as it appears appear on this card (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FUND'S PROPOSALS 1A & 1B AND "AGAINST" PROPOSAL 2.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ●

THE TRUSTEES RECOMMEND A VOTE **FOR** FIXING THE NUMBER OF TRUSTEES AT 11.	**FOR**	**AGAINST**	**ABSTAIN**
1A. Fixing the number of Trustees at 11.	○	○	○

THE TRUSTEES RECOMMEND A VOTE **FOR ALL** NOMINEES.

1B. Electing your Fund's 9 nominees for Trustees.	**FOR ALL**	**WITHHOLD ALL**	**FOR ALL EXCEPT***
Nominees: 01) Liaquat Ahamed 02) Ravi Akhoury 03) Barbara M. Baumann 04) Katinka Domotorffy 05) Catharine Bond Hill 06) Paul L. Joskow 07) Kenneth R. Leibler 08) Robert L. Reynolds 09) Manoj P. Singh	○	○	○

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the "FOR ALL EXCEPT" box and write the name(s) or number(s) of the excluded nominee(s) below:

THE TRUSTEES RECOMMEND A VOTE **AGAINST** PROPOSAL 2.	**FOR**	**AGAINST**	**ABSTAIN**
2. Converting Putnam Managed Municipal Income Trust to an open-end investment company and approving certain related amendments to its Declaration of Trust.	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Putnam INVESTMENTS

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER 12345678910

PLEASE CAST YOUR PROXY VOTE *TODAY!*

PUTNAM MANAGED MUNICIPAL INCOME TRUST

Annual Meeting of Shareholders, April 26, 2019

HOLDERS OF PREFERRED SHARES

By signing below, you, as a holder of preferred shares of Putnam Managed Municipal Income Trust, appoint Trustees Robert E. Patterson and George Putnam, III, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund preferred shares on your behalf at the meeting of shareholders of Putnam Managed Municipal Income Trust. The meeting will take place on April 26, 2019 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, your preferred shares will be voted on your behalf exactly as you have indicated on the other side of this card. **If you simply sign this proxy card, and do not vote on a specific proposal, your preferred shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment or postponement of the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendation.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free **1-800-967-4614**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time. **Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 26, 2019.** The proxy statement of the Fund is available at: https://www.putnam.com/static/pdf/email/putnamfunds2019-proxy-statement.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Putnam Managed Municipal Income Trust

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement for this meeting to the Board of Trustees. Please sign your name exactly as it appears appear on this card (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FUND'S PROPOSALS 1A & 1B AND "AGAINST" PROPOSAL 2.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ●

THE TRUSTEES RECOMMEND A VOTE **<u>FOR</u>** FIXING THE NUMBER OF TRUSTEES AT 11.	**FOR**	**AGAINST**	**ABSTAIN**
1A. Fixing the number of Trustees at 11.	○	○	○

THE TRUSTEES RECOMMEND A VOTE **<u>FOR ALL</u>** NOMINEES.

1B. Electing your Fund's 11 nominees for Trustees.	**FOR ALL**	**WITHHOLD ALL**	**FOR ALL EXCEPT***
Nominees: 01) Liaquat Ahamed 02) Ravi Akhoury 03) Barbara M. Baumann 04) Katinka Domotorffy 05) Catharine Bond Hill 06) Paul L. Joskow 07) Kenneth R. Leibler 08) Robert E. Patterson 09) George Putnam, III 10) Robert L. Reynolds 11) Manoj P. Singh	○	○	○

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the "FOR ALL EXCEPT" box and write the name(s) or number(s) of the excluded nominee(s) below:

____

THE TRUSTEES RECOMMEND A VOTE **<u>AGAINST</u>** PROPOSAL 2.	**FOR**	**AGAINST**	**ABSTAIN**
2. Converting Putnam Managed Municipal Income Trust to an open-end investment company and approving certain related amendments to its Declaration of Trust.	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Putnam INVESTMENTS

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER 12345678910

PLEASE CAST YOUR PROXY VOTE *TODAY!*

PUTNAM MASTER INTERMEDIATE INCOME TRUST

Annual Meeting of Shareholders, April 26, 2019

HOLDERS OF COMMON SHARES

By signing below, you, as a holder of common shares of Putnam Master Intermediate Income Trust, appoint Trustees George Putnam, III and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund common shares on your behalf at the meeting of shareholders of Putnam Master Intermediate Income Trust. The meeting will take place on April 26, 2019 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, your common shares will be voted on your behalf exactly as you have indicated on the other side of this card. **If you simply sign this proxy card, and do not vote on a specific proposal, your common shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment or postponement of the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendation.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free **1-800-967-4614**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time. **Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 26, 2019.** The proxy statement of the Fund is available at: https://www.putnam.com/static/pdf/email/putnamfunds2019-proxy-statement.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Putnam Master Intermediate Income Trust

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement for this meeting to the Board of Trustees. Please sign your name exactly as it appears appear on this card (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FUND'S PROPOSALS 1A & 1B.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ●

THE TRUSTEES RECOMMEND A VOTE **FOR** FIXING THE NUMBER OF TRUSTEES AT 11.	**FOR**	**AGAINST**	**ABSTAIN**
1A. Fixing the number of Trustees at 11.	○	○	○

THE TRUSTEES RECOMMEND A VOTE **FOR ALL** NOMINEES.

1B. Electing your Fund's 11 nominees for Trustees.	**FOR ALL**	**WITHHOLD ALL**	**FOR ALL EXCEPT***
Nominees: 01) Liaquat Ahamed 05) Catharine Bond Hill 09) Robert L. Reynolds 02) Ravi Akhoury 06) Paul L. Joskow 10) George Putnam, III 03) Barbara M. Baumann 07) Kenneth R. Leibler 11) Manoj P. Singh 04) Katinka Domotorffy 08) Robert E. Patterson	○	○	○

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the "FOR ALL EXCEPT" box and write the name(s) or number(s) of the excluded nominee(s) below:

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Putnam INVESTMENTS

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER **12345678910**

PLEASE CAST YOUR PROXY VOTE *TODAY!*

PUTNAM MUNICIPAL OPPORTUNITIES TRUST

Annual Meeting of Shareholders, April 26, 2019

HOLDERS OF COMMON SHARES

By signing below, you, as a holder of common shares of Putnam Municipal Opportunities Trust, appoint Trustees George Putnam, III and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund common shares on your behalf at the meeting of shareholders of Putnam Municipal Opportunities Trust. The meeting will take place on April 26, 2019 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, your common shares will be voted on your behalf exactly as you have indicated on the other side of this card. **If you simply sign this proxy card, and do not vote on a specific proposal, your common shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment or postponement of the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendation.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free **1-800-967-4614**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time. **Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 26, 2019.** The proxy statement of the Fund is available at: https://www.putnam.com/static/pdf/email/putnamfunds2019-proxy-statement.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Putnam Municipal Opportunities Trust

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement for this meeting to the Board of Trustees. Please sign your name exactly as it appears appear on this card (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FUND'S PROPOSALS 1A & 1B.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ●

THE TRUSTEES RECOMMEND A VOTE **<u>FOR</u>** FIXING THE NUMBER OF TRUSTEES AT 11.	**FOR**	**AGAINST**	**ABSTAIN**
1A. Fixing the number of Trustees at 11.	○	○	○

THE TRUSTEES RECOMMEND A VOTE **<u>FOR ALL</u>** NOMINEES.

1B. Electing your Fund's 9 nominees for Trustees.	**FOR ALL**	**WITHHOLD ALL**	**FOR ALL EXCEPT***
Nominees: 01) Liaquat Ahamed 02) Ravi Akhoury 03) Barbara M. Baumann 04) Katinka Domotorffy 05) Catharine Bond Hill 06) Paul L. Joskow 07) Kenneth R. Leibler 08) Robert L. Reynolds 09) Manoj P. Singh	○	○	○

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the "FOR ALL EXCEPT" box and write the name(s) or number(s) of the excluded nominee(s) below:

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Putnam INVESTMENTS

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER 12345678910

PLEASE CAST YOUR PROXY VOTE *TODAY!*

PUTNAM MUNICIPAL OPPORTUNITIES TRUST

Annual Meeting of Shareholders, April 26, 2019

HOLDERS OF PREFERRED SHARES

By signing below, you, as a holder of preferred shares of Putnam Municipal Opportunities Trust, appoint Trustees Robert E. Patterson and George Putnam, III, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund preferred shares on your behalf at the meeting of shareholders of Putnam Municipal Opportunities Trust. The meeting will take place on April 26, 2019 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, your preferred shares will be voted on your behalf exactly as you have indicated on the other side of this card. **If you simply sign this proxy card, and do not vote on a specific proposal, your preferred shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment or postponement of the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendation.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free **1-800-967-4614**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time. **Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 26, 2019.** The proxy statement of the Fund is available at: https://www.putnam.com/static/pdf/email/putnamfunds2019-proxy-statement.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Putnam Municipal Opportunities Trust

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement for this meeting to the Board of Trustees. Please sign your name exactly as it appears appear on this card (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FUND'S PROPOSALS 1A & 1B.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ●

THE TRUSTEES RECOMMEND A VOTE <u>**FOR**</u> FIXING THE NUMBER OF TRUSTEES AT 11.	**FOR**	**AGAINST**	**ABSTAIN**
1A. Fixing the number of Trustees at 11.	○	○	○

THE TRUSTEES RECOMMEND A VOTE <u>**FOR ALL**</u> NOMINEES.

1B. Electing your Fund's 11 nominees for Trustees.	**FOR ALL**	**WITHHOLD ALL**	**FOR ALL EXCEPT***
Nominees: 01) Liaquat Ahamed; 02) Ravi Akhoury; 03) Barbara M. Baumann; 04) Katinka Domotorffy; 05) Catharine Bond Hill; 06) Paul L. Joskow; 07) Kenneth R. Leibler; 08) Robert E. Patterson; 09) George Putnam, III; 10) Robert L. Reynolds; 11) Manoj P. Singh	○	○	○

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the "FOR ALL EXCEPT" box and write the name(s) or number(s) of the excluded nominee(s) below:

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Putnam INVESTMENTS

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER 12345678910

PLEASE CAST YOUR PROXY VOTE *TODAY!*

PUTNAM PREMIER INCOME TRUST

Annual Meeting of Shareholders, April 26, 2019

HOLDERS OF COMMON SHARES

By signing below, you, as a holder of common shares of Putnam Premier Income Trust, appoint Trustees George Putnam, III and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund common shares on your behalf at the meeting of shareholders of Putnam Premier Income Trust. The meeting will take place on April 26, 2019 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, your common shares will be voted on your behalf exactly as you have indicated on the other side of this card. **If you simply sign this proxy card, and do not vote on a specific proposal, your common shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment or postponement of the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendation.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free **1-800-967-4614**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time. **Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 26, 2019.** The proxy statement of the Fund is available at: https://www.putnam.com/static/pdf/email/putnamfunds2019-proxy-statement.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Putnam Premier Income Trust

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement for this meeting to the Board of Trustees. Please sign your name exactly as it appears appear on this card (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FUND'S PROPOSALS 1A & 1B.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ●

THE TRUSTEES RECOMMEND A VOTE **<u>FOR</u>** FIXING THE NUMBER OF TRUSTEES AT 11.	**FOR**	**AGAINST**	**ABSTAIN**
1A. Fixing the number of Trustees at 11.	○	○	○

THE TRUSTEES RECOMMEND A VOTE **<u>FOR ALL</u>** NOMINEES.

1B. Electing your Fund's 11 nominees for Trustees.	**FOR ALL**	**WITHHOLD ALL**	**FOR ALL EXCEPT***
Nominees: 01) Liaquat Ahamed 02) Ravi Akhoury 03) Barbara M. Baumann 04) Katinka Domotorffy 05) Catharine Bond Hill 06) Paul L. Joskow 07) Kenneth R. Leibler 08) Robert E. Patterson 09) George Putnam, III 10) Robert L. Reynolds 11) Manoj P. Singh	○	○	○

*To withhold authority to vote for one or more specific nominees, but to vote for all other nominees, check the "FOR ALL EXCEPT" box and write the name(s) or number(s) of the excluded nominee(s) below:

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]